Monteagle Fixed Income Fund

Dear Shareholder,                                                   Fall 2002

Thank Heaven for bonds! The ravages experienced by the stock market in the past two and a half years have brought bonds back into the limelight for investors. There is nothing so fine as success, especially when the stock investment environment has been so difficult.

With interest rates having come down to such low levels, we have reduced the average maturity of the portfolio to about four years, which is significantly shorter than we usually manage. If we are correct in our assumption that interest rates will begin to go higher as the economy continues to improve (and the "flight to safety" caused by the prospect of war with Iraq calms down), then short term bonds may better protect our shareholders' principal value than would be the case with longer maturity bonds.

It is important for our shareholders to keep in mind that bonds have produced better returns in the past few years than normal, which is unsustainable. Interest rates are unlikely to go much lower than levels at which they currently reside. Therefore, it is only reasonable to anticipate more moderate returns in the next year or so. However, in shortening the average maturity and maintaining high quality, we are reducing the possibility of a large negative return, such as has been experienced by lower quality bonds of late, and which could also befall long term bonds.

We have maintained the average quality of the portfolio at "double A" status (both Moody's and Standard & Poor's ratings) and expect to remain close to this quality level. However, yield premiums over Treasury obligations have expanded significantly for good quality corporate bonds, and we may be capitalizing on what we believe to be excessive spreads.

Sincerely,
HOWE AND RUSLING, INC.



Thomas G. Rusling
President

For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc, 431 N. Pennsylvania St., Indianapolis, IN 46204

Member NASD, SIPC




                                3 Months       6 Months         12 Months        Average
                                 Actual         Actual           Actual          Total Return
                                 Return         Return           Return         Since Inception
                                                                                 (Dec.20, 1999
                                ----------------------------------------------------------------
Monteagle Fixed Income Fund       4.39 %            4.86%         8.00%                9.57%
Lehman Brothers Intermediate      3.21 %            4.17%         7.36%                9.02%
    Gov./Credit Bond Index




                       Lehman Brother            Monteagle Fixed Income
  12/20/99                10,000.00                    10,000.00
   2/29/00                10,011.55                    10,004.40
   4/30/00                10,092.40                    10,085.23
   6/30/00                10,286.46                    10,240.10
   8/31/00                10,486.94                    10,464.12
  10/31/00                10,631.05                    10,584.22
  12/31/00                10,973.91                    11,104.11
   2/28/01                11,258.72                    11,424.56
   4/30/01                11,315.92                    11,338.42
   6/30/01                11,421.39                    11,404.78
   8/31/01                11,775.54                    11,851.70
  10/31/01                12,145.80                    12,304.80
  12/31/01                11,958.20                    11,990.18
   2/28/02                12,135.78                    12,206.75
   4/30/02                12,127.54                    12,177.16
   6/30/02                12,354.16                    12,444.45
   8/31/02                12,642.44                    12,799.94

         This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Lehman Brothers Intermediate Gov. Credit Bond Index on December 20, 1999 (commencement of operations) and held through August 31, 2002. The Lehman Brothers Intermediate Gov./Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Monteagle Fixed Income Fund portfolio. Individuals cannot invest directly in an index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares Performance figures reflect the change in value of the bonds in the Index, and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Fixed Income Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Opportunity Growth Fund

Dear Shareholder,                                       Fall 2002

Rising pessimism among investors, haunted by cascading profit warnings, surging oil prices, a rapidly expanding federal budget deficit, lingering uncertainty about domestic security, an imploding Latin America, a capital spending collapse and the Middle East war threats, drove equity markets sharply lower, on balance, during the third quarter. The NASDAQ composite index fell to a 6-year low, with the other major indices not far behind. For instance, the S&P 500-stock index plummeted more than at any previous time since the deep recession of the 1970's. The NASDAQ, down 77% from its 2000 high, is challenging the Dow's 89% loss during the 1929-1932 depression era as the all-time investor wipeout champ, a dubious distinction, at best. Truly, selling into every NASDAQ rally during the past two and one-half years has been the one winning strategy.

Hedge funds, those perceived magical "safe havens" for beleaguered investors, proved not so riskless after all. Many managers of these funds are stunned by mounting investor losses in strategies that their sophisticated models calculated as being virtually riskless. Dismal performance has caused many to shut down or go out of business.

To date, the U.S. stock market has lost more wealth than any other financial occurrence in the history of mankind. No wonder the current bear market has been called the "defining moment for this generation of investors."

The Barron's Confidence Index has sunk to a new low. This index is the ratio of the yield on medium-grade bonds to the yield on high-grade bonds. This new low indicates that the quality of credit is collapsing, and that the bond crowd is moving to the safety of high-grade bonds, even though they yield less. A declining Confidence Index is rarely a good omen, because when financial trouble lies ahead, bond traders tend to identify it first.

News on the corporate scene has been anything but encouraging. Earnings forecasts for the fourth quarter are turning increasingly sour. The current savage corporate profit squeeze is unique in American financial history in that it has occurred in the absence of any rate hikes by the Fed. On the contrary, the Fed has slashed interest rates 11 times, and with unprecedented speed.

On the home front, news from the trenches is not much better. August new-home sales dropped for the third straight month, retail sales are easing, and durable goods sales are slowing down. The ratio of household debt to net worth has soared to record heights. Reflecting this, the foreclosure rate for mortgages has risen to the highest level since records were first kept back in 1953; and the mortgage delinquency rate has climbed to 5.7%, far above last year's 4.5%.

Threats of continued acts of terrorism continue to remain on the "front burner" for most investors. Regrettably, the events of last September 11th represent an intelligence failure of colossal proportions; and this despite the fact that the CIA, FBI and other "intelligence" bureaucracies were funded to the tune of $30 billion a year. The response of the Bush administration has not been to root out the culpable dunderheads of the so called intelligence hierarchies, but rather to take steps that undermine the free market, vastly increase the size and reach of the Federal Government, and, ominously, sharply curb the Fourth Amendment rights of Americans everywhere.

Investors who might wonder where to go from here should keep in mind that the stock market's short-term outlook is always uncertain and reliably unpredictable.

The long-term outlook, however, is much more certain - - the economy will grow based on expansion of the work force and productivity improvement; but most of all, equity prices, historically, trend upward, as stocks follow the inexorable (though not straight-line) path of corporate earnings. In dispute now is just what profits are and how they should be properly calculated following accounting abuses over the past few years. Still, earnings per share are the basic engines of stock performance, individually, and collectively, for the markets at large.

In sum, while investors' moods are unstable over the short-term, the market does tend to rise most of the time, as illustrated in the following table.

                              The Market's Upward Bias
                      S&P 500 - - Period Returns 1926 - 2001

                         Time Periods      Advances Declines

                           1   Year          71%       29%
                           5   Years         90%       10%
                          10   Years         97%        3%

                           (Source: Ibbotson Associates)


With pre-election 2003 looming just ahead, it should be noted that the absolute stellar performer among all those one-year time periods has been the presidential pre-election year. In the second year of every presidential term since 1914, the Dow has launched a major rally averaging 50% well into the third year of the term. In 16 of the last 18 presidential terms, the third year of the term (as measured from election day) has been an up year for the markets. The only exceptions were 1931 and 1939, during the Great Depression. Most of these rallies began in October, which in the last 75 years has marked more market bottoms than any other month of the year.

One important key for investors is to identify the sectors that will enjoy superior secular growth and harness the power of compounding to leverage that growth. Prudent successful investors accept that there are limits to the information they can know with certainty. They expect the unexpected, but don't try to predict it. They diversify their portfolios so as to limit its impact, and they use time to minimize the financial disruptions of near-term market vagaries. Managing risk, and the preservation of investor capital, has become the critical name of the game.

Respectfully Submitted,



T. H. Fitzgerald, Jr.
President
T.H. FITZGERALD & CO.

For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc, 431 N. Pennsylvania St., Indianapolis, IN 46204

Member NASD, SIPC



                                            3 Months      6 Months   12 Months       Average
                                              Actual       Actual     Actual       Total Return
                                              Return       Return     Return       Since Inception
                                                                                   (Dec. 20, 1999)
                                             -----------------------------------------------------
The Fund                                      -8.63%      -10.00%    -10.00%          -21.73%
S & P 500 Index Fund                         -13.80%      -16.62%    -18.01%          -13.83%


S&P 500     Opportunity Growth
                   Index $6,690      Fund - $5,159

     12/20/99         10,000.00        10,000.00
      2/29/00          9,661.42        17,100.00
      4/30/00         10,286.99        11,300.00
      6/30/00         10,324.27        10,010.00
      8/31/00         10,793.89        11,210.00
     10/31/00         10,180.83         9,040.00
     12/31/00          9,424.77         9,185.85
      2/28/01          8,869.68         6,190.78
      4/30/01          8,952.96         5,990.15
      6/30/01          8,793.69         6,133.46
      8/31/01          8,162.55         5,732.20
     10/31/01          7,646.99         5,517.24
     12/31/01          8,305.50         5,918.50
      2/28/02          8,026.42         5,732.20
      4/30/02          7,822.23         5,775.19
      6/30/02          7,210.87         5,459.92
      8/31/02          6,692.52         5,158.98

         This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on December 20, 1999 (commencement of operations) and held through August 31, 2002. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Monteagle Opportunity Growth Fund portfolio. Individuals cannot invest directly in an index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares Performance figures reflect the change in value of the stocks in the Index, reinvestment of dividends and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Opportunity Growth Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Large Cap Fund

Dear Shareholder,                                                    Fall 2002

Investors feel terrible. Common stock mutual funds have experienced 3 months in a row of net redemptions (shareholders cashing in more shares than they buy) at the highest rate since the period following "Black Monday" in October, 1987. There is plenty to worry about: Invading Iraq, terrorism, the economy going back into recession, escalating oil prices, deceitful corporate governance, phonied-up financial reporting, and 2-1/2 years of declining stock prices. But let's examine fundamentals.

Consider some facts: First, the economy IS growing. GDP grew at 5% in the first quarter of this year, 1.3% in the second quarter, and our best information at this time is that growth will have accelerated to about 3.5% in the quarter ending September. Continuing moderate growth is foreseen for the fourth quarter, and then likely another acceleration next year. Second, corporate earnings are already increasing, and we see an acceleration of such growth later this year and next.

The scene is laid for a good resurgence in stock prices. Due to investor dismay, we are witnessing a "disconnect" between the reality of growth in our economy and in corporate profits, and stock market prices. The quarter ending 9/30/02 was one of the worst on record for the stock market. Experience tells us that it is just this kind of a market washout which sets the stage for the beginning of the next bull market.

While our continuing simple message to "stay the course" has lost some credibility, given the market's decline, we're confident that perseverance will be rewarded. It always has. The economy is doing pretty well, we believe we will soon be reading better news about the economy and corporate earnings (which will be pleasant surprises for most investors) and we will have resolution, one way or another, with Iraq. Getting the uncertainties largely behind us should be wonderful for stock prices.

Sincerely,
HOWE AND RUSLING, INC.



Thomas G. Rusling
President


For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.


Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204

Member NASD, SIPC


                                   3 Months     6 Months     12 Months           Average
                                     Actual       Actual       Actual            Total Return
                                     Return       Return       Return            Since Inception
                                                                                 (January 18, 2000)
                                    ---------------------------------------------------------------
Monteagle Large Cap Fund            -17.35%       -23.51%      -31.04%              -25.50%
S&P 500 Index                       -13.80%       -16.62%      -17.97%              -15.07%

Date        S&P 500                    Monteagle Large Cap
          Index - $6,517                Fund - $4,622

  1/18/00    10,000.00                   10,000.00
  2/29/00     9,404.18                    9,430.00
  4/30/00    10,013.12                    9,630.00
  6/30/00    10,049.39                    9,430.00
  8/31/00    10,506.51                    9,920.00
 10/31/00     9,909.76                    9,200.00
 12/31/00     9,173.84                    8,512.80
  2/28/01     8,633.52                    7,562.49
  4/30/01     8,714.59                    7,432.44
  6/30/01     8,559.56                    7,272.39
  8/31/01     8,475.26                    6,702.20
 10/31/01     7,443.03                    6,252.06
 12/31/01     8,087.89                    6,772.23
  2/28/02     7,816.20                    6,041.99
  4/30/02     7,617.35                    5,821.91
  6/30/02     7,022.01                    4,941.63
  8/31/02     6,517.24                    4,621.52


         This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on January 18, 2000 (commencement of operations) and held through August 31, 2002. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Monteagle Large Cap Fund portfolio. Individuals cannot invest directly in an index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares Performance figures reflect the change in value of the stocks in the Index, reinvestment of dividends and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Large Cap Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Value Fund

Dear Shareholders,                                                  Fall 2002

The challenges for the Monteagle Value Fund for the year ended August 31, 2002 are well documented. Included were the terrorist attacks on the World Trade Center, and the Pentagon and its aftermath, tensions in the Middle East, accounting scandals and misdeeds by CEO's. Additionally, the worldwide recession has impacted the U.S. economy and produced twelve months of declining equity values.

Strength in the U.S. Treasury Bond market reflects the current volatility and uncertainty in the U.S. equity markets. The economy continues to grow modestly during the third quarter 2002 despite the prolonged worldwide recession. An escalation in tension associated with the "War on Terrorism" has compounded the weakness in U.S. equity prices. The Federal Reserve has maintained low short-term interest rates during this period of market weakness. Energy prices have risen in 2001/2002, which reflects the decline in distilled petroleum inventories from twelve months ago.

Market leadership has been narrow during this time and the overall equity market weakness has affected nearly every industry group. When the economy shows more positive signs of recovery, the stock market will broaden into wider industry groupings. We expect to see these signs during the last quarter of 2002.

In the coming months, we believe that economic recovery will occur as the persistent and ample supply of money created by the Federal Reserve finally impacts economic activity. The strength in housing and low interest rates is pushing home re-financings to record levels, which should help to sustain economic growth in the coming months. We believe the Monteagle Value Fund is positioned in order to benefit from improving economic conditions in 2003.

In conclusion, the Monteagle Value Fund investment objective remains the same: to offer long-term capital growth.

Sincerely,





Russell L. Robinson
President
Robinson Investment Group

 For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204

Member NASD, SIPC

Management Discussion

                  For this period, the Monteagle Value Fund's price fell from $13.34 on August 31, 2001 to $9.77 on August 31, 2002 (which included the capital gain distribution of $1.42) with a return of -16.95%. Comparatively, for the same period of time, the Dow Jones Industrial Average, the S&P 500, and the NASDAQ have returned -11.28%, -17.99%, and -26.92% respectively. The Fund trades at 16.3 times 2002 earnings and has an estimated yield of 3.07%. The focus will continue to be on lower P/E, Price-to-Book and higher dividend paying stocks since it is anticipated that such issues will lead the market in the coming months.



                                    3 Months       6 Months          12 Months        Average
                                     Actual          Actual            Actual         Total Return
                                     Return          Return            Return         Since Inception
                                                                                      (Dec. 20, 1999)
                                     ----------------------------------------------------------------
Monteagle Value Fund                   -2.10%        -17.76%           -16.95%           4.92%
Russell 2000 Value Index              -17.23%        -10.82%            -5.60%           9.68%



 Date                Russell 2000              Monteagle Value
                     Value Index - $12,898      Fund - $11,385

 12/20/99               10,000.00                        10,000.00
  2/29/00               10,467.68                         9,240.00
  4/30/00               10,579.00                        10,200.00
  6/30/00               10,721.98                        10,610.00
  8/31/00               11,574.54                        11,660.00
 10/31/00               11,468.08                        11,930.00
 12/31/00               12,441.78                        12,957.37
  2/28/01               12,767.56                        12,762.14
  4/30/01               13,144.23                        13,029.30
  6/30/01               14,024.69                        13,450.60
  8/31/01               13,662.69                        13,707.48
 10/31/01               12,471.95                        12,638.83
 12/31/01               14,186.59                        13,959.79
  2/28/01               14,462.44                        13,843.26
  4/30/02               16,092.72                        15,043.48
  6/30/02               15,215.98                        13,272.29
  8/31/02               12,897.66                        11,384.57




                           This chart shows the value of a hypothetical initial
                  investment of $10,000 in the Fund and the Russell 2000 Value Index on December 20, 1999 (commencement of operations) and held through August 31, 2002. The Russell 2000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Monteagle Value Fund portfolio. Individuals cannot invest directly in an index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares Performance figures reflect the change in value of the stocks in the Index, reinvestment of dividends and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Value Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Fixed Income Fund
Schedule of Investments - August 31, 2002
                                                                                         Principal
                                                                                            Amount                 Value
CORPORATE BONDS - 44.4%
Abbott Labs Corp. 6.40%, 12/1/2006                                                       1,500,000           $ 1,643,566
American General Finance, 5.875% 7/14/2006                                               1,000,000             1,053,043
Ameritech Capital Funding Corp., 6.15%, 1/15/2008                                        1,000,000             1,066,956
Bell South Capital, 6.04%, 11/15/2026                                                      500,000               528,800
CBS Corp., 7.15%, 05/20/2005                                                             1,000,000             1,088,737
CitiFinancial  10.00%, 12/01/2008                                                        1,000,000             1,272,073
Dayton Hudson Corp. 5.875%, 11/01/2008                                                   1,000,000             1,084,483
General Motors Acceptance Corp., 7.10%, 3/15/2006                                          500,000               526,244
Household Finance Corp. 7.25%, 05/15/2006                                                1,000,000             1,054,621
International Business Machines, 4.875%, 10/01/2006                                      1,000,000             1,039,220
Leggett & Platt, Inc. 7.65%,  02/15/2005                                                 1,000,000             1,088,112
McDonnell Douglas Co., 6.875%, 11/01/2006                                                1,000,000             1,108,393
Merrill Lynch & Co. Inc. 8.00%, 06/01/2007                                                 500,000               571,811
Nabisco Inc., 7.05%, 7/15/2007                                                           1,000,000             1,139,383
Pitney Bowes Credit Corp. 8.625%, 02/15/2008                                               700,000               846,975
TorchMark Corp. 6.25%, 12/15/2006                                                        1,000,000             1,068,109
Vodafone Group PLC  7.00%, 10/01/2003                                                      500,000               520,592

                                                                                                        -----------------
                                                                                                        -----------------
TOTAL CORPORATE BONDS  (Cost $15,779,254)                                                                     16,701,118
                                                                                                        -----------------
                                                                                                        -----------------

MUNICIPAL OBLIGATIONS - 22.3%
Atlanta & Fulton County, Georgia, Recreation Authority Downtown                            300,000               330,777
    Arena Project 6.625%, 12/01/2011
Buffalo, New York 8.50%, 08/15/05                                                          500,000               582,315
Denver, Colorado City 6.76%, 12/15/2007                                                  1,000,000             1,142,840
LaGrange, GA  Development Authority  6.10%, 02/01/2010                                     750,000               815,370
Manchester, New Hampshire 7.35%, 01/01/2004                                                690,000               734,436
Morristown, Tennessee  6.00%, 03/01/2007                                                   410,000               414,522
New Jersey Sports & Expos 7.375%, 03/01/2007                                               500,000               577,590
New York State Environmental Facilities Corp. 6.66%, 03/15/2007                            950,000             1,064,124
New York Street Mortgage Agency  6.70%, 10/01/2004                                         495,000               538,501
Orleans Parish Louisiana School Board 6.60%, 02/01/2008                                  1,000,000             1,115,960
Texas Tech University, 5.32%, 8/15/2007                                                  1,000,000             1,070,230

                                                                                                        -----------------
                                                                                                        -----------------
TOTAL MUNICIPAL OBLIGATIONS (Cost $7,714,025)                                                                  8,386,665
                                                                                                        -----------------
                                                                                                        -----------------

U.S. TREASURY AND AGENCY OBLIGATIONS - 28.9%
Federal Home Loan Bank 5.375%, 5/15/2009                                                   500,000               535,815
Federal Home Loan Bank 5.00%, 10/11/2005                                                   345,000               345,918
Federal Home Loan Bank 3.20%, 12/24/2003                                                   500,000               501,932
Federal Home Loan Bank 3.30%, 12/12/2003                                                 1,000,000             1,000,350
Federal National Mortgage Association  4.75%, 3/15/2004                                  1,000,000             1,041,393
Federal National Mortgage Association  6.25%, 07/19/2011                                 1,000,000             1,053,811
Federal National Mortgage Association 6.375%, 06/15/2009                                 1,500,000             1,694,434
US Treasury Notes 7.25%, 05/15/2004                                                        100,000               108,793
US Treasury Notes 7.25%, 08/15/2004                                                        400,000               439,172


See accompanying notes which are an integral part of the financial statements.


Monteagle Fixed Income Fund
Schedule of Investments - August 31, 2002
                                                                                         Principal
U.S. TREASURY AND AGENCY OBLIGATIONS - 28.9% - continued                                    Amount                 Value

US Treasury Notes 5.625%, 05/15/2008                                                     1,275,000           $ 1,415,898
US Treasury Notes 5.50%,  05/15/2009                                                       150,000               166,084
US Treasury Notes 3.625%,  08/31/2003                                                    1,500,000             1,528,302
US Treasury Notes 4.75%,  02/15/2004                                                     1,000,000             1,041,641

                                                                                                        -----------------
                                                                                                        -----------------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS  (Cost $10,384,396)                                                  10,873,543
                                                                                                        -----------------
                                                                                                        -----------------

Money Market Securities - 3.5%
Huntington Money Market Fund,  0.73% (a) (Cost $1,315,362)                               1,315,362             1,315,362
                                                                                                        -----------------
                                                                                                        -----------------

TOTAL INVESTMENTS - 99.1% (Cost $35,193,037)                                                                  37,276,688
                                                                                                        -----------------
                                                                                                        -----------------
Other assets less liabilities - 0.9%                                                                             349,684
                                                                                                        -----------------
                                                                                                        -----------------
TOTAL NET ASSETS - 100.0%                                                                                   $ 37,626,372
                                                                                                        =================
                                                                                                        =================

(a) Variable rate security; the coupon rate shown represents the rate at August
31, 2002.

See accompanying notes which are an integral part of the financial statements.

Monteagle Opportunity Growth Fund
Schedule of Investments - August 31, 2002

Common Stocks - 14.4%                                                           Shares                  Value


Hospital & Medical Service Plans - 1.0%
Mid Atlantic Medical Services, Inc. (a)                                          7,300                  $   263,603
                                                                                                        ------------------
Investment Advice - 0.5%
Acacia Research Corp. (a)                                                           33,250                  134,995
                                                                                                         ------------------
                                                                                                         ------------------
Life Insurance - 2.3%
Life Partners Holdings, Inc. (a)                                                   260,500                  599,150
                                                                                                         ------------------
                                                                                                         ------------------
Mortgage Bankers & Loan Correspondents - 3.9%
Countrywide Credit Industries, Inc.                                                 15,400                  808,346
GreenPoint Financial Corp.                                                           4,400                  224,400
                                                                                                         ------------------
                                                                                                         ------------------
                                                                                                          1,032,746
National Commercial Banks - 1.3%
Commerce Bancorp Inc.                                                                7,400                  350,834
                                                                                                         ------------------
                                                                                                         ------------------
Petroleum Refining - 1.0%
Conoco, Inc.                                                                        10,800                   265,140
                                                                                                         ------------------
                                                                                                         ------------------
Services - Educational Services - 0.9%
Corinthian Colleges, Inc. (a)                                                        7,000                   260,750
                                                                                                         ------------------
                                                                                                         ------------------

Services-Home Health Care Services - 2.5%
Lincare Holdings, Inc. (a)                                                          10,700                         342,935
Wellpoint Health Network, Inc. (a)                                                   4,300                         319,791
                                                                                                         ------------------
                                                                                                         ------------------
                                                                                                                   662,726
                                                                                                         ------------------
                                                                                                         ------------------
State Commercial Banks - 1.0%
North Fork Bancorporation, Inc.                                                      6,300                               264,411
                                                                                                         ------------------
                                                                                                         ------------------

TOTAL COMMON STOCKS (Cost $5,125,575)                                                                            3,834,355
                                                                                                         ------------------
                                                                                                         ------------------


                                                                              Principal
Money Market Securities -  88.1%                                               Amount
Huntington Money Market Fund, 0.73% (b)                                          8,500,000                       8,500,000
Huntington US Treasury, 0.75% (b)                                               11,500,000                      11,500,000
First American Treasury Obligation Fund Class S, 1.15% (b)                       3,400,578                       3,400,578
                                                                                                         ------------------
                                                                                                         ------------------
TOTAL MONEY MARKET SECURITIES (Cost $23,400,578)                                                                23,400,578
                                                                                                         ------------------
                                                                                                         ------------------

TOTAL INVESTMENTS - 102.5% (Cost $28,526,153)                                                                   27,234,933
Liabilities in excess of other assets - (2.5)%                                                                    (670,626)
                                                                                                         ------------------
                                                                                                         ------------------
Total Net Assets - 100.0%                                                                                     $ 26,564,307
                                                                                                         ==================
                                                                                                         ==================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2002.

See accompanying notes which are an integral part of the financial statements.


Monteagle Value Fund
Schedule of Investments
August 31, 2002


Common Stocks - 99.2%                                                                Shares                    Value

Aircraft & Parts - 4.1%
Textron, Inc.                                                                           20,200               $     784,770
                                                                                                          -----------------

Computer Communication Equipment - 2.2%
Adaptec, Inc. (a)                                                                       68,700                     421,131
                                                                                                          -----------------

Department Stores - 4.3%
Saks, Inc. (a)                                                                          77,500                     823,050
                                                                                                          -----------------

Drilling Oil & Gas Wells - 4.3%
Rowan Co., Inc. (a)                                                                     40,000                     823,200
                                                                                                          -----------------

Electric Lighting & Wiring Equipment - 3.3%
Cooper Industries, Ltd. - Class A                                                       19,000                     621,680
                                                                                                          -----------------

Electric Services - 4.0%
TECO Energy, Inc.                                                                       38,200                     754,450
                                                                                                          -----------------

Electronic Components & Accessories - 2.8%
Vishay Intertechnology, Inc. (a)                                                        37,000                     529,840
                                                                                                          -----------------

Gold & Silver Ores - 3.4%
Barrick Gold Corp.                                                                      40,000                     642,800
                                                                                                          -----------------

Guided Missiles & Space Vehicles & Parts - 3.8%
Goodrich Corp.                                                                          35,000                     730,450
                                                                                                          -----------------

Meat Packing Plants - 4.6%
ConAgra Foods, Inc.                                                                     33,000                     867,570
                                                                                                          -----------------

Motor Vehicles & Passenger Car Bodies - 3.8%
General Motors Corp.                                                                    14,900                     713,114
                                                                                                          -----------------

Paints, Varnishes, Lacquers, Enamels
   & Allied Products - 3.6%
PPG Industries, Inc.                                                                    12,325                     693,528
                                                                                                          -----------------

Paper Mills - 3.3%
MeadWestvaco Corp.                                                                      26,945                     627,549
                                                                                                          -----------------

Pharmaceutical Preparations - 1.8%
Schering-Plough, Inc.                                                                   15,000                     346,200
                                                                                                          -----------------

Photographic Equipment & Supplies - 3.7%
Eastman Kodak, Inc.                                                                     23,000                     702,420
                                                                                                          -----------------

See accompanying notes which are an integral part of the financial statements.

Monteagle Value Fund
Schedule of Investments
August 31, 2002

Common Stocks - 99.2% - continued                                                    Shares                    Value

Plastic Mail, Synth Resin/Rubber, Cellulos
 (No Glass) - 4.1%
DuPont (EI) de NeMours & Co.                                                            19,250                   $ 775,968
                                                                                                          -----------------

Plastic Products - 3.4%
Tupperware Corp.                                                                        35,000                     638,400
                                                                                                          -----------------

Railroad Equipment - 4.2%
Trinity Industries, Inc.                                                                43,600                     790,904
                                                                                                          -----------------

Real Estate Investment Trusts - 4.5%
Federal Realty Investment Trust SBI                                                     22,000                     594,000
New Plan Excel Realty Trust, Inc.                                                       43,500                     851,730
                                                                                                          -----------------
                                                                                                          -----------------
                                                                                                                 1,445,730
                                                                                                          -----------------
Retail - Grocery Stores - 3.2%
Albertson's, Inc.                                                                       24,000                     617,280
                                                                                                          -----------------

Retail - Variety Stores - 2.7%
Dollar General Corp.                                                                    33,700                     504,826
                                                                                                          -----------------

Semiconductors & Related Devices - 1.0%
Atmel Corp. (a)                                                                         80,000                     184,800
                                                                                                          -----------------

Services - Auto Rental & Leasing (No Drivers) - 4.6%
Ryder System, Inc.                                                                      33,500                     875,690
                                                                                                          -----------------

Services - Computer Integrated Systems Design - 3.2%
Unisys Corp. (a)                                                                        68,800                     612,320
                                                                                                          -----------------

State Commercial Banks - 3.5%
AmSouth Bancorporation                                                                  30,000                     674,100
                                                                                                          -----------------

Steel Works, Blast Furnaces & Rolling
 & Rolling & Finishing Mills - 1.9%
Worthington Industries, Inc.                                                            20,000                     355,000
                                                                                                          -----------------

Telephone & Telegraph Apparatus - 2.7%
ADC Telecommunications, Inc.  (a)                                                      150,000                     192,000
Tellabs, Inc. (a)                                                                       57,500                     324,875
                                                                                                          -----------------
                                                                                                          -----------------
                                                                                                                   516,875
                                                                                                          -----------------

Wholesale - Groceries & Related Products - 1.1%
Supervalu, Inc.                                                                         10,000                     207,700
                                                                                                          -----------------

Wiring Equipment - 3.0%
Hubbell Inc. Class B                                                                    18,000                     577,800
                                                                                                          -----------------


See accompanying notes which are an integral part of the financial statements.

Monteagle Value Fund
Schedule of Investments
August 31, 2002
                                                                                     Shares                    Value

TOTAL COMMON STOCKS (Cost $20,655,092)                                                                        $ 18,859,145
                                                                                                          -----------------

                                                                                    Principal
                                                                                     Amount
Money Market Securities - 0.8%
Huntington Money Market Fund, 0.73%, (Cost $143,977) (b)                               143,977                     143,977
                                                                                                          -----------------

TOTAL INVESTMENTS (Cost $20,799,069) - 100.0%                                                               $   19,003,122
                                                                                                          -----------------
Other assets less liabilities - 0%                                                                                   7,214
                                                                                                          -----------------

TOTAL NET ASSETS - 100.0%                                                                                   $   19,010,336
                                                                                                          =================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2002.

See accompanying notes which are an integral part of the financial statements.

Monteagle Large Cap Fund
Schedule of Investments
August 31, 2002

Common Stocks - 97.7%                                                  Shares                     Value

Cable & Other Pay Television Services - 5.7%
Viacom, Inc. - Class B (a)                                                 9,290                  $   378,103
                                                                                             -----------------

Computer Communication Equipment - 1.3%
Echelon Corporation (a)                                                    7,000                       90,020
                                                                                             -----------------

Computers & Office Equipment - 4.5%
International Business Machines Corp.                                      4,000                      301,520
                                                                                             -----------------

Construction Machinery & Equipment - 4.3%
Caterpillar, Inc.                                                          6,500                      283,660
                                                                                             -----------------

Drilling Oil & Gas Wells - 3.5%
Global Santa Fe Corp.                                                     10,520                      231,440
                                                                                             -----------------

Electronic & Other Electrical Equipment
  (No Computer Equipment) - 4.6%
General Electric Co.                                                      10,200                      307,530
                                                                                             -----------------

Electronic Connectors - 4.1%
Tyco International Ltd.                                                   17,540                      275,202
                                                                                             -----------------

Fire, Marine, Casualty Insurance - 0.4%
Travelers Property Casualty Corp. - Class A (a)                              482                        7,584
Travelers Property Casualty Corp. - Class B (a)                              991                       16,146
                                                                                             -----------------
                                                                                             -----------------
                                                                                                       23,730
                                                                                             -----------------
Insurance Agents Brokers & Services - 4.2%
Marsh & McLennan Companies, Inc.                                           5,800                      282,170
                                                                                             -----------------

Insurance Agents, Brokers & Service - 2.7%
Arthur J. Gallagher & Co.                                                  6,100                      176,656
                                                                                             -----------------

Malt Beverages - 5.6%
Anheuser-Busch Cos., Inc.                                                  7,000                      372,120
                                                                                             -----------------

National Commercial Banks - 5.5%
Citigroup, Inc.                                                           11,166                      365,687
                                                                                             -----------------

Operative Builders - 5.0%
Centex Corp.                                                               6,600                      333,234
                                                                                             -----------------

See accompanying notes which are an integral part of the financial statements.

Monteagle Large Cap Fund
Schedule of Investments
August 31, 2002

Common Stocks - 97.7% - continued                                      Shares                     Value

Pharmaceutical Preparations - 12.7%
Elan Corp. PLC (a) (c)                                                    23,790                     $ 71,132
Johnson & Johnson, Inc.                                                    6,330                      343,782
Pfizer, Inc.                                                              10,570                      349,656
Vertex Pharmaceuticals, Inc. (a)                                           4,100                       81,590
                                                                                             -----------------
                                                                                             -----------------
                                                                                                      846,160
                                                                                             -----------------
Retail - Catalog & Mail - Order Houses - 4.0%
CDW Computer Centers, Inc. (a)                                             6,150                      263,958
                                                                                             -----------------

Retail - Lumber & Other Building Materials Dealers - 4.2%
Home Depot, Inc.                                                           8,590                      282,869
                                                                                             -----------------

Retail - Variety Stores - 4.8%
Target Corp.                                                               9,450                      323,190
                                                                                             -----------------

Semiconductors & Related Devices - 3.2%
International Rectifier Corp. (a)                                          9,890                      215,206
                                                                                             -----------------

Services - Computer Integrated Systems Design - 1.2%
Convergys Corp. (a)                                                        4,500                       80,505
                                                                                             -----------------

Services - Personal Services - 4.4%
Cendant Corp. (a)                                                         20,300                      290,493
                                                                                             -----------------

Services - Prepackaged Software - 2.2%
Cadence Design Systems, Inc. (a)                                          10,370                      139,684
Oracle Corp.  (a)                                                            500                        4,795
                                                                                             -----------------
                                                                                             -----------------
                                                                                                      144,479
                                                                                             -----------------
Wholesales - Drugs Proprietaries & Druggists' Sundries - 6.0%
Cardinal Health, Inc.                                                      6,200                      402,008
                                                                                             -----------------

Women's, Misses', and Juniors Outwear - 3.6%
Jones Apparel Group, Inc. (a)                                              6,700                      241,803
                                                                                             -----------------

TOTAL COMMON STOCKS (Cost $9,036,388)                                                               6,511,743
                                                                                             -----------------
                                                                      Principal
Money Market Securities - 2.3%                                         Amount
Huntington Money Market Fund , 0.73%, (Cost $150,957) (b)                150,957                      150,957
                                                                                             -----------------

TOTAL INVESTMENTS (Cost $9,187,345) - 100.0%                                                     $  6,662,700
                                                                                             -----------------
Liabilities in excess of other assets - 0.0%                                                           (2,121)
                                                                                             -----------------
TOTAL NET ASSETS - 100.0%                                                                        $  6,660,579
                                                                                             =================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at August 31, 2002.
(c) American Depositary Receipts.

See accompanying notes which are an integral part of the financial statements.


MONTEAGLE FUNDS
STATEMENT OF ASSETS AND LIABILITIES - August 31, 2002

                                                 MONTEAGLE          MONTEAGLE           MONTEAGLE           MONTEAGLE
                                                 FIXED INCOME        OPPORTUNITY          VALUE             LARGE CAP
                                                   FUND              GROWTH FUND           FUND                FUND
Assets:
Investments in securities at value               $ 37,276,688        $ 27,234,933        $ 19,003,122         $ 6,662,700
  (cost $35,193,037, $28,526,153
  $20,799,069  and $9,187,345
  respectively)
Receivable for securities sold                              0             122,504                   0                   0
Receivable for fund shares sold                             0               3,850               3,050                   0
Dividends receivable                                        0               7,612              47,968               5,204
Interest receivable                                   506,038              15,541                 138                 143
Receivable from adminstrator                                0               6,997                   0                   0
                                              ----------------   -----------------   -----------------   -----------------
     Total assets                                  37,782,726          27,391,437          19,054,278           6,668,047
                                              ----------------   -----------------   -----------------   -----------------

Liabilities:
Payable for investments purchased                           0             789,331                   0                   0
Distribution payable                                  125,426                   0                   0                   0
Accrued investment advisory fee                        30,928              30,802              23,913               7,468
Payable for fund shares redeemed                            0                   0              20,029                   0
Federal taxes payable                                       0               6,997                   0                   0
                                              ----------------   -----------------   -----------------   -----------------
     Total liabilities                                156,354             827,130              43,942               7,468
                                              ----------------   -----------------   -----------------   -----------------

Net Assets:
Applicable to 3,368,631, 7,374,788
1,946,703 and 1,440,358  shares
  outstanding, respectively                      $ 37,626,372        $ 26,564,307        $ 19,010,336         $ 6,660,579
                                              ================   =================   =================   =================

Net Assets Consist of:
Capital paid-in                                    35,096,443          46,173,290          22,318,987          13,935,948
Accumulated undistributed net investment
  income (loss)                                         6,354                   -                   -                 (89)
Accumulated net realized gain
  (loss) on investments                               439,924         (18,317,763)         (1,512,704)         (4,750,635)
Net unrealized appreciation
  (depreciation) on investments                     2,083,651          (1,291,220)         (1,795,947)         (2,524,645)
                                              ----------------   -----------------   -----------------   -----------------
                                                 $ 37,626,372        $ 26,564,307        $ 19,010,336         $ 6,660,579
                                              ================   =================   =================   =================

Net asset value, offering and
  redemption price per share                          $ 11.17              $ 3.60              $ 9.77              $ 4.62
                                              ================   =================   =================   =================

See accompanying notes which are an integral part of the financial statements.


MONTEAGLE FUNDS
STATEMENT OF OPERATIONS
For the year ended August 31, 2002

                                                MONTEAGLE           MONTEAGLE           MONTEAGLE          MONTEAGLE
                                              FIXED INCOME         OPPORTUNITY          VALUE              LARGE CAP
                                                FUND               GROWTH FUND           FUND                FUND

Investment Income:
Dividends                                          $     0            $ 55,366            $ 640,465            $ 63,725
Interest                                         2,020,594             159,444               11,445               3,750
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------
     Total investment income                     2,020,594             214,810              651,910              67,475
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------

Expenses:
Investment advisory fees                           353,789             423,425              322,283              88,382
Trustee fees                                         1,767               1,767                1,767               1,767
Excise tax                                               0               6,997                    0                   0
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------
     Total expenses before reimbursements          355,556             432,189              324,050              90,149
Reimbursement by Administrator                           -              (6,997)                   -                   -
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------
     Net expenses                                  355,556             425,192              324,050              90,149
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------
Net Investment Income (Loss)                     1,665,038            (210,382)             327,860             (22,674)
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------

Realized and Unrealized
  Gain (Loss) on Investments:
Net realized gain (loss) on
  investments                                      727,520          (1,359,663)            (902,154)         (3,444,183)
Net change in unrealized
  appreciation (depreciation) on
  investments                                      422,929          (1,493,118)          (3,347,943)            410,174
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------
Net realized and unrealized
  gain (loss) on investments                     1,150,449          (2,852,781)          (4,250,097)         (3,034,009)
                                           ----------------    ----------------    -----------------    ----------------
                                           ----------------    ----------------    -----------------    ----------------

Increase (Decrease) in Net
  Assets from Operations                       $ 2,815,487        $ (3,063,163)        $ (3,922,237)       $ (3,056,683)
                                           ================    ================    =================    ================
                                           ================    ================    =================    ================

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                          MONTEAGLE                             MONTEAGLE
                                                         FIXED INCOME                       OPPORTUNITY GROWTH
                                                            FUND                                   FUND
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

                                                        Year            Year               Year                Year
                                                       Ended            Ended             Ended                Ended
                                                      08/31/02         8/31/01           08/31/02             8/31/01
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

Operations:
Net investment income (loss)                          $ 1,665,038     $ 1,720,801         $ (210,382)            $ 241,487
Net realized gain (loss) on investments                   727,520          19,555         (1,359,663)          (16,283,954)
Net change in unrealized appreciation
  (depreciation) on investments                           422,929       2,295,672         (1,493,118)          (14,924,712)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Increase (decrease) in net assets
   from operations                                      2,815,487       4,036,028         (3,063,163)          (30,967,179)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Dividends and Distributions
   to Shareholders:
From net investment income                             (1,657,250)     (1,722,234)                 0                     0
From net realized gains                                         0               0                  0           (17,888,906)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Total distributions                                    (1,657,250)     (1,722,234)                 0           (17,888,906)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Share Transactions:
Proceeds from shares sold                                 986,613       6,669,486         10,204,457            21,486,463
Reinvestment of dividends                                       0               0                  0                 7,320
Share redeemed                                         (1,024,664)     (1,823,035)       (12,957,079)          (15,359,301)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Net increase (decrease) in net assets from
   capital transactions                                   (38,051)      4,846,451         (2,752,622)            6,134,482
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Total increase (decrease) in net assets                 1,120,186       7,160,245         (5,815,785)          (42,721,603)

Net Assets:
Beginning of period                                    36,506,186      29,345,941         32,380,092            75,101,695
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
End of period                                        $ 37,626,372    $ 36,506,186       $ 26,564,307          $ 32,380,092
                                                   ===============  ==============    ===============   ===================
                                                   ===============  ==============    ===============   ===================

Accumulated undistributed net
  investment income included
  in net assets at end of period                          $ 6,354        $ (1,434)               $ -             $ 241,487
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Share Transactions:
Shares sold                                                90,207         631,079          2,555,983             3,963,070
Shares issued on reinvestment
  of dividends                                                  0               0                  0                 1,142
Share redeemed                                            (94,586)       (173,773)        (3,277,725)           (2,569,634)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Net increase (decrease) from
   capital transactions                                    (4,379)        457,306           (721,742)            1,394,578
                                                   ===============  ==============    ===============   ===================
                                                   ===============  ==============    ===============   ===================



See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF CHANGES IN NET ASSETS - continued

                                                           MONTEAGLE                         MONTEAGLE
                                                            VALUE                            LARGE CAP
                                                            FUND                               FUND
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

                                                        Year            Year               Year                Year
                                                       Ended            Ended             Ended               Ended
                                                      08/31/02         8/31/01           08/31/02            8/31/01
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

Operations:
Net investment income (loss)                            $ 327,860       $ 262,223          $ (22,674)            $ (52,646)
Net realized gain (loss) on investments                  (902,154)      2,047,864         (3,444,183)             (836,420)
Net change in unrealized appreciation
  (depreciation) on investments                        (3,347,943)      1,283,937            410,174            (3,823,355)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Increase (decrease) in net assets
  from operations                                      (3,922,237)      3,594,024         (3,056,683)           (4,712,421)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Dividends and Distributions
   to Shareholders:
From net investment income                               (304,649)       (208,074)                 0                (3,702)
From net realized gains                                (2,834,170)       (381,962)                 0                     0
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Total distributions                                    (3,138,819)       (590,036)                 0                (3,702)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Share Transactions:
Proceeds from shares sold                               1,923,267       5,101,171            126,949             3,612,261
Reinvestment of dividends                                       0               0                  0                     0
Share redeemed                                         (2,177,075)     (1,514,166)          (377,876)           (1,747,740)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Net increase (decrease) in net assets from
   capital transactions                                  (253,808)      3,587,005           (250,927)            1,864,521
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Total increase (decrease) in net assets                (7,314,864)      6,590,993         (3,307,610)           (2,851,602)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Net Assets:
Beginning of period                                    26,325,200      19,734,207          9,968,189            12,819,791
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
End of period                                        $ 19,010,336    $ 26,325,200        $ 6,660,579           $ 9,968,189
                                                   ===============  ==============    ===============   ===================
                                                   ===============  ==============    ===============   ===================

Accumulated undistributed net
  investment income included
  in net assets at end of period                              $ -       $ 152,545              $ (89)                $ (89)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Shares Transactions:
Shares sold                                               156,287         396,836             20,108               445,600
Shares issued on reinvestment
   of dividends                                                 0               0                  0                     0
Shares redeemed                                          (182,421)       (117,194)           (68,543)             (249,741)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Net increase (decrease) from
   capital transactions                                   (26,134)        279,642            (48,435)              195,859
                                                   ===============  ==============    ===============   ===================


See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                            MONTEAGLE                             MONTEAGLE
                                                          FIXED INCOME                       OPPORTUNITY GROWTH
                                                               FUND                                 FUND
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

                                                        Year            Year               Year                Year
                                                       Ended            Ended             Ended                Ended
                                                      08/31/02         8/31/01           08/31/02             8/31/01
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

Operations:
Net investment income (loss)                          $ 1,665,038     $ 1,720,801         $ (210,382)            $ 241,487
Net realized gain (loss) on investments                   727,520          19,555         (1,359,663)          (16,283,954)
Net change in unrealized appreciation
  (depreciation) on investments                           422,929       2,295,672         (1,493,118)          (14,924,712)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Increase (decrease) in net assets
   from operations                                      2,815,487       4,036,028         (3,063,163)          (30,967,179)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Dividends and Distributions
   to Shareholders:
From net investment income                             (1,657,250)     (1,722,234)                 0                     0
From net realized gains                                         0               0                  0           (17,888,906)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Total distributions                                    (1,657,250)     (1,722,234)                 0           (17,888,906)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Share Transactions:
Proceeds from shares sold                                 986,613       6,669,486         10,204,457            21,486,463
Reinvestment of dividends                                       0               0                  0                 7,320
Share redeemed                                         (1,024,664)     (1,823,035)       (12,957,079)          (15,359,301)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Net increase (decrease) in net assets from
   capital transactions                                   (38,051)      4,846,451         (2,752,622)            6,134,482
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Total increase (decrease) in net assets                 1,120,186       7,160,245         (5,815,785)          (42,721,603)

Net Assets:
Beginning of period                                    36,506,186      29,345,941         32,380,092            75,101,695
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
End of period                                        $ 37,626,372    $ 36,506,186       $ 26,564,307          $ 32,380,092
                                                   ===============  ==============    ===============   ===================
                                                   ===============  ==============    ===============   ===================

Accumulated undistributed net
  investment income included
  in net assets at end of period                          $ 6,354        $ (1,434)               $ -             $ 241,487
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Share Transactions:
Shares sold                                                90,207         631,079          2,555,983             3,963,070
Shares issued on reinvestment
  of dividends                                                  0               0                  0                 1,142
Share redeemed                                            (94,586)       (173,773)        (3,277,725)           (2,569,634)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Net increase (decrease) from
   capital transactions                                    (4,379)        457,306           (721,742)            1,394,578
                                                   ===============  ==============    ===============   ===================
                                                   ===============  ==============    ===============   ===================


See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF CHANGES IN NET ASSETS - continued

                                                          MONTEAGLE                         MONTEAGLE
                                                            VALUE                            LARGE CAP
                                                            FUND                               FUND
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

                                                        Year            Year               Year                Year
                                                       Ended            Ended             Ended               Ended
                                                      08/31/02         8/31/01           08/31/02            8/31/01
                                                   -------------------------------    -------------------------------------
                                                   -------------------------------    -------------------------------------

Operations:
Net investment income (loss)                            $ 327,860       $ 262,223          $ (22,674)            $ (52,646)
Net realized gain (loss) on investments                  (902,154)      2,047,864         (3,444,183)             (836,420)
Net change in unrealized appreciation
  (depreciation) on investments                        (3,347,943)      1,283,937            410,174            (3,823,355)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Increase (decrease) in net assets
  from operations                                      (3,922,237)      3,594,024         (3,056,683)           (4,712,421)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Dividends and Distributions
   to Shareholders:
From net investment income                               (304,649)       (208,074)                 0                (3,702)
From net realized gains                                (2,834,170)       (381,962)                 0                     0
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Total distributions                                    (3,138,819)       (590,036)                 0                (3,702)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Share Transactions:
Proceeds from shares sold                               1,923,267       5,101,171            126,949             3,612,261
Reinvestment of dividends                                       0               0                  0                     0
Share redeemed                                         (2,177,075)     (1,514,166)          (377,876)           (1,747,740)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
Net increase (decrease) in net assets from
   capital transactions                                  (253,808)      3,587,005           (250,927)            1,864,521
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Total increase (decrease) in net assets                (7,314,864)      6,590,993         (3,307,610)           (2,851,602)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Net Assets:
Beginning of period                                    26,325,200      19,734,207          9,968,189            12,819,791
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------
End of period                                        $ 19,010,336    $ 26,325,200        $ 6,660,579           $ 9,968,189
                                                   ===============  ==============    ===============   ===================
                                                   ===============  ==============    ===============   ===================

Accumulated undistributed net
  investment income included
  in net assets at end of period                              $ -       $ 152,545              $ (89)                $ (89)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Capital Shares Transactions:
Shares sold                                               156,287         396,836             20,108               445,600
Shares issued on reinvestment
   of dividends                                                 0               0                  0                     0
Shares redeemed                                          (182,421)       (117,194)           (68,543)             (249,741)
                                                   ---------------  --------------    ---------------   -------------------
                                                   ---------------  --------------    ---------------   -------------------

Net increase (decrease) from
   capital transactions                                   (26,134)        279,642            (48,435)              195,859
                                                   ===============  ==============    ===============   ===================
                                                   ===============  ==============    ===============   ===================

See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                          MONTEAGLE
                                                                                        FIXED INCOME
                                                                                            FUND
                                                                      --------------------------------------------------
                                                                      --------------------------------------------------

                                                                           Year             Year          For the Period
                                                                          Ended             Ended             Ended
                                                                         08/31/02          8/31/01         8/31/00 (a)
                                                                      --------------------------------------------------
                                                                      --------------------------------------------------

Net Asset Value, beginning of period                                         $ 10.82          $ 10.06           $ 10.00
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------

Income from Investment Operations:
Net investment income (loss)                                                    0.49             0.55              0.28
Net realized and unrealized gain
  (loss) on investments                                                         0.35             0.76              0.16
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------
Total from investment operations                                                0.84             1.31              0.44
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------

Less Distributions:
From net investment income                                                     (0.49)           (0.55)            (0.38)
From realized capital gains                                                     0.00             0.00              0.00
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------
Total distributions                                                            (0.49)           (0.55)            (0.38)
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------

Net Asset Value, end of period                                               $ 11.17          $ 10.82           $ 10.06
                                                                      ===============   ==============    ==============
                                                                      ===============   ==============    ==============

Total Return                                                                   8.00%           13.37%             4.54% (b)

Ratios/Supplemental Data:
Net assets, end of period (000)                                             $ 37,626         $ 36,506          $ 29,346
Ratio of expenses to average net assets                                        0.97%            1.14%             1.15% (c)
Ratio of net investment income to average net assets                           4.56%            5.28%             3.97% (c)
Portfolio turnover                                                            48.58%           75.84%            58.87% (c)


(a) December 20, 1999 (commencement of operations) through August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                           MONTEAGLE
                                                                                     OPPORTUNITY GROWTH
                                                                                             FUND
                                                                         -----------------------------------------------
                                                                         -----------------------------------------------

                                                                             Year            Year        For the Period
                                                                            Ended           Ended            Ended
                                                                           8/31/02         8/31/01        8/31/00 (a)
                                                                         -----------------------------   ---------------
                                                                         -----------------------------   ---------------

Net Asset Value, beginning of period                                           $ 4.00         $ 11.21           $ 10.00
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------

Income from Investment Operations:
Net investment income (loss)                                                    (0.03)           0.03             (0.04)
Net realized and unrealized gain
  (loss) on investments                                                         (0.37)          (4.46)             1.25
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------
Total from investment operations                                                (0.40)          (4.43)             1.21
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------

Less Distributions:
From net investment income                                                       0.00            0.00              0.00
From realized capital gains                                                      0.00           (2.78)             0.00
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------
Total distributions                                                              0.00           (2.78)             0.00
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------

Net Asset Value, end of period                                                 $ 3.60          $ 4.00           $ 11.21
                                                                         =============   =============   ===============
                                                                         =============   =============   ===============

Total Return                                                                   (10.00)%        (48.87)%          12.10% (b)

Ratios/Supplemental Data:
Net assets, end of period (000)                                              $ 26,564        $ 32,380          $ 75,102
Ratio of expenses to average net assets
  before reimbursements                                                         1.37%           1.32%             1.27% (c)
Ratio of expenses to average net assets
  after reimbursements                                                          1.34%           1.32%             1.27% (c)
Ratio of net investment income / (loss)
  to average net assets before reimbursements                                   (0.69)%         0.55%             (0.53)(c)
Ratio of net investment income / (loss)
  to average net assets after reimbursements                                    (0.67)%         0.55%             (0.53)(c)
Portfolio turnover                                                            455.29%         545.28%           605.41% (c)


(a) December 20, 1999 (commencement of operations) through August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                                       MONTEAGLE
                                                                                         VALUE
                                                                                         FUND
                                                                      --------------------------------------------------
                                                                      --------------------------------------------------

                                                                           Year         For the Period    For the Period
                                                                          Ended             Ended             Ended
                                                                         08/31/02          8/31/01         8/31/00 (a)
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------

Net Asset Value, beginning of period                                         $ 13.34          $ 11.66           $ 10.00
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------

Income from Investment Operations:
Net investment income (loss)                                                    0.17             0.14              0.06
Net realized and unrealized gain
  (loss) on investments                                                        (2.17)            1.88              1.60
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------
Total from investment operations                                               (2.00)            2.02              1.66
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------

Less Distributions:
From net investment income                                                     (0.15)           (0.12)             0.00
From realized capital gains                                                    (1.42)           (0.22)             0.00
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------
Total distributions                                                            (1.57)           (0.34)             0.00
                                                                      ---------------   --------------    --------------
                                                                      ---------------   --------------    --------------

Net Asset Value, end of period                                                $ 9.77          $ 13.34           $ 11.66
                                                                      ===============   ==============    ==============
                                                                      ===============   ==============    ==============

Total Return                                                                  (16.95)%         17.56%            16.60% (b)

Ratios/Supplemental Data:
Net assets, end of period (000)                                             $ 19,010         $ 26,325          $ 19,734
Ratio of expenses to average net assets                                        1.35%            1.35%             1.36% (c)
Ratio of net investment income to average net assets                           1.37%            1.15%             0.77% (c)
Portfolio turnover                                                            58.62%          152.86%           375.67% (c)

(a) December 20, 1999 (commencement of operations) through August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                                        MONTEAGLE
                                                                                        LARGE CAP
                                                                                           FUND
                                                                         -----------------------------------------------
                                                                         -----------------------------------------------

                                                                             Year            Year        For the Period
                                                                            Ended           Ended            Ended
                                                                           08/31/02        8/31/01        8/31/00 (a)
                                                                         -----------------------------   ---------------
                                                                         -----------------------------   ---------------

Net Asset Value, beginning of period                                           $ 6.70          $ 9.92           $ 10.00
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------

Income from Investment Operations:
Net investment income (loss)                                                    (0.02)          (0.03)             0.01
Net realized and unrealized gain
  (loss) on investments                                                         (2.06)          (3.19)            (0.09)
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------
Total from investment operations                                                (2.08)          (3.22)            (0.08)
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------

Less Distributions:
From net investment income                                                       0.00            0.00              0.00
From realized capital gains                                                      0.00            0.00              0.00
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------
Total distributions                                                              0.00            0.00              0.00
                                                                         -------------   -------------   ---------------
                                                                         -------------   -------------   ---------------

Net Asset Value, end of period                                                 $ 4.62          $ 6.70            $ 9.92
                                                                         =============   =============   ===============
                                                                         =============   =============   ===============

Total Return                                                                   (31.04)%        (32.44)%           (0.80)(b)

Ratios/Supplemental Data:
Net assets, end of period (000)                                               $ 6,661         $ 9,968          $ 12,820
Ratio of expenses to average net assets                                         1.03%           1.26%             1.27% (c)
Ratio of net investment income to average net assets                            (0.26)%         (0.44)%           0.10% (c)
Portfolio turnover                                                             86.74%          70.04%            68.00% (c)

(a) January 18, 2000 (commencement of operations) through August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.



See accompanying notes which are an integral part of the financial statements.

                                 Monteagle Funds
                          Notes to Financial Statements
                                 August 31, 2002


NOTE 1.  ORGANIZATION

The Monteagle Fixed Income Fund (the "Fixed Income Fund"), Monteagle Opportunity Growth Fund (the "Opportunity Growth Fund"), Monteagle Value Fund (the "Value Fund"), and Monteagle Large Cap Fund (the "Large Cap Fund) (each a "Fund" or collectively, the "Funds") were organized as series of AmeriPrime Advisors Trust (the "Trust") on August 3, 1999. The Fixed Income Fund, Opportunity Growth Fund, and Value Fund, commenced operations on December 20, 1999, and the Large Cap Fund commenced operations on January 18, 2000. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently offered by the Trust. The investment objective of the Fixed Income Fund is total return and the investment objective of the Opportunity Growth Fund, the Value Fund, and the Large Cap Fund is to provide long-term growth of capital. The Opportunity Growth Fund is a non-diversified series of the Trust. The Fixed Income Fund, the Large Cap Fund, and the Value Fund are diversified series of the Trust.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the applicable adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the applicable adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the applicable adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the applicable adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the applicable adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Federal Income Taxes- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

                                 Monteagle Funds
                          Notes to Financial Statements
                                 August 31, 2002


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital for the Opportunity Growth and the Large Cap Fund.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Nashville Capital Corporation, ("Investment Manager"), 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as Investment Manager to the Funds. In this capacity, Nashville Capital Corporation advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds. However, Nashville Capital Corporation has delegated responsibility for the selection and ongoing monitoring of the securities in each Fund's investment portfolio to the Funds respective advisers set forth below. Each Fund is authorized to pay Nashville Capitol Corporation a fee based on average daily net assets at the following rates:



                   Assets                Opportunity Growth           Value           Fixed Income        Large Cap
                  ------------           ------------------           -----           ------------        ---------
                  Up to and
                     including $25 million              1.35%          1.35%               1.15%             1.25%
                  From $25 up to and
                     including $50 million              1.30%          1.25%               1.10%             1.13%
                  From $50 up to and
                     including $100 million             1.18%          1.10%               0.97%             1.00%
                  Over $100 million                     1.10%          1.00%               0.90%             0.95%


Under the terms of each Fund's management agreement (the "Agreement"), the Investment Manager manages each Fund's investments subject to approval of the Board and pays all of the expenses of each Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the Investment Manager. For the period ended August 31, 2002, the Investment Manager received fees of $353,789, $423,425, $322,283 and $88,382 from the Fixed Income,
Opportunity Growth, Value and Large Cap Funds, respectively.


Large Cap Fund and Fixed Income Fund. The Investment Manager has retained Howe and Rusling, Inc. to serve as the adviser to the Large Cap Fund and the Fixed Income Fund. The firm was established in 1930. The Howe and Rusling Investment Committee is primarily responsible for the day-to-day management of the Large Cap and Fixed Income Funds. Nashville Capital Corporation has agreed to pay Howe and Rusling, Inc. an annual advisory fee for the Large Cap Fund of 0.40% of net assets up to $25 million, 0.30% of net assets from $25 million up to $50 million, and 0.25% of net assets of $50 million and greater. Nashville Capital Corporation has agreed to pay Howe and Rusling an annual advisory fee for the Fixed Income Fund of 0.30% of net assets up to $25 million, 0.25% of net assets from $25 million up to $50 million, and 0.20% of net assets of $50 million and greater.

                                  Monteagle Funds
                          Notes to Financial Statements
                                 August 31, 2002


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Although Howe & Rusling, Inc. served as adviser to the Fixed Income Fund and Large Cap Fund for the fiscal year ended August 31, 2002, it did not collect fees for the entire fiscal year. Howe & Rusling, Inc. is wholly owned by H & R Acquisition Corp. On December 26, 2001, Third Security Management Corp. acquired a controlling interest in H & R Acquisition Corp. Pursuant to the Investment Company Act of 1940, this change in control of Howe & Rusling, Inc. resulted in a technical assignment and termination of the advisory agreement for the two Funds. Because of the termination of that agreement, the Board of Trustees approved a new advisory agreement with Howe & Rusling, Inc. on June 19, 2002, subject to shareholder approval. On July 19, 2002, shareholders of the Fixed Income Fund and Large Cap Fund approved the new advisory agreement with Howe & Rusling, Inc.. Howe & Rusling, Inc. has agreed not to take any advisory fees or be reimbursed for any expenses from those Funds for the period from December 26, 2001 (date of its change in control) through July 19, 2002 (date of shareholder approval). Accordingly, Howe & Rusling, Inc. was only paid advisory fees for the period from September 1, 2001 through December 26, 2001 and for the period from July 19, 2002 through August 31, 2002. As a result, Howe & Rusling, Inc. was not entitled to Fixed Income Fund and Large Cap Fund advisory fees in the amounts of $60,666 and $20,351, respectively.

Opportunity Growth Fund. The Investment Manager has retained T.H. Fitzgerald, Jr. (d/b/a T.H. Fitzgerald & Co.) to serve as the adviser to the Opportunity Growth Fund. The firm has been owner-managed since its founding in 1959. Mr. Fitzgerald is primarily responsible for the day-to-day management of the Fund. Nashville Capital Corporation has agreed to pay T.H. Fitzgerald & Co. an annual advisory fee equal to 0.70% of net assets up to $25 million, 0.60% of net assets from $25 million up to $50 million, and 0.45% of net assets from $50 million up to $100 million, and 0.40% of net assets of $100 million and greater.

Value Fund. The Investment Manager has retained Robinson Investment Group, Inc. to serve as the adviser to the Value Fund. Russell L. Robinson founded the firm in 1996. Mr. Robinson is primarily responsible for the day-to-day management of the Fund. Nashville Capital Corporation has agreed to pay Robinson Investment Group, Inc. an annual advisory fee of 0.60% of net assets up to $25 million, 0.45% of net assets from $25 million up to $50 million, 0.35% of net assets from $50 million up to $100 million, and 0.30% of net assets of $100 million and greater.

The Funds retain Unified Fund Services, Inc. ("Unified") a wholly owned subsidiary of Unified Financial Services, Inc., to manage each Fund's business affairs and provide the Funds with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Investment Manager paid all administrative, transfer agency, and fund accounting fees on behalf of the Funds per the Agreement.

A Trustee and the officers of the Trust are members of management and/or employees of Unified.

The Funds retains Unified Financial Securities, Inc., a wholly owned subsidiary of Unified Financial Services, Inc. to act as the principal distributor of their shares. There were no payments made to Unified Financial Securities, Inc. during the fiscal year ended August 31, 2002. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc.

                                 Monteagle Funds
                          Notes to Financial Statements
                                 August 31, 2002

NOTE 4.  INVESTMENTS

Fixed Income Fund. For the period ended August 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $16,863,236, and $17,938,928, respectively. The gross unrealized appreciation for all securities totaled $2,083,651 and the gross unrealized depreciation for all securities totaled $0 for a net unrealized appreciation of $2,083,651. The aggregate cost of securities for federal income tax purposes at August 31, 2002 was $35,193,037.

Opportunity Growth Fund. For the period ended August 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $66,521,840 and $71,634,176, respectively. The gross unrealized appreciation for all securities totaled $20,035 and the gross unrealized depreciation for all securities totaled $1,406,889 for a net unrealized depreciation of $1,386,854. The aggregate cost of securities for federal income tax purposes at August 31, 2002 was $28,621,787. The difference between book cost and tax cost consists of wash sales in the amount of $95,634.

Value Fund. For the period ended August 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $13,479,843 and $14,628,255, respectively. The gross unrealized appreciation for all securities totaled $1,572,188 and the gross unrealized depreciation for all securities totaled $3,449,003 for a net unrealized depreciation of $1,876,815. The aggregate cost of securities for federal income tax purposes at August 31, 2002 was $20,879,937. The difference between book cost and tax cost consists of wash sales in the amount of $80,868.

Large Cap Fund. For the period ended August 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $7,199,120 and $7,515,533 respectively. The gross unrealized appreciation for all securities totaled $107,300 and the gross unrealized depreciation for all securities totaled $2,655,771 for a net unrealized depreciation of $2,548,471. The aggregate cost of securities for federal income tax purposes at August 31, 2002 was $9,211,171. The difference between book cost and tax cost consists of wash sales in the amount of $23,826.

NOTE 5. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2002, Farmers and Merchants Corporation, for the benefit of its customers, beneficially owned 100% of each Fund.

NOTE 7.  CAPITAL LOSS CARRYFORWARDS

Opportunity Growth Fund. At August 31, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $17,772,284, of which $16,640,805 expires in 2009 and $1,131,479 expires in 2010. The Fund elected to defer post October losses of $228,184.

                                Monteagle Funds
                          Notes to Financial Statements
                                 August 31, 2002

NOTE 7.  CAPITAL LOSS CARRYFORWARDS - continued

Value Fund.  The Fund elected to defer post October losses of $1,431,836.

Large Cap Fund. At August 31, 2002, the Fund had available for federal tax purposes an unused capital carryforward of $1,722,259, which $470,032 expires in 2008, $826,803 expires in 2009, and $425,424 expires in 2010.

The Fund has elected to defer post October losses of $3,004,551.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

NOTE 8. DISTRIBUTION TO SHAREHOLDERS

Fixed Income Fund. The Fund paid monthly distributions of net investment income totaling $0.49.

The tax character of distributions paid during fiscal years 2002 and 2001 was as follows.

Distributions paid from:                2002                            2001
                                ----------------               -----------------
Ordinary income                  $ 1,657,250                     $ 1,722,234
Short-term Capital Gain                   -                               -
Long-term Capital Gain                    -                               -
                                ----------------               -----------------
                                 $ 1,657,250                     $ 1,722,234
                               ================               =================

Opportunity Growth Fund. There were no distributions during the fiscal year ended August 31, 2002.

The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows.

Distributions paid from:                2002                            2001
                                ----------------               -----------------
Ordinary income                           -                                 -
Short-term Capital Gain                   -                       $17,888,906
Long Term Capital Gain                    -                                 -
                                ----------------               -----------------
                                          -                      $ 17,888,906
                                ================               =================

Value Fund. On December 20, 2001, a distribution of 1.57 was declared. The dividend was paid on December 21, 2001, to shareholders of record on December 20, 2001.

The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:               2002                            2001
                                ----------------               -----------------
Ordinary income                 $    304,649                   $     208,074
Short-term Capital Gain            2,722,737                         381,962
Long-term Capital Gain               111,433                               -
                                ----------------               -----------------
                                $  3,138,819                   $    590,0366
                               ================               =================

                                 Monteagle Funds
                          Notes to Financial Statements
                                 August 31, 2002


NOTE 8. DISTRIBUTION TO SHAREHOLDERS - continued

Large Cap Fund. There were no distributions during the fiscal year ended August 31, 2002.

The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:


As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Distributions paid from:                2002                            2001
                                ----------------               -----------------
Ordinary income                                                $       3,702
Short-term Capital Gain                   -                               -
Long-term Capital Gain                    -                               -
                                ----------------               -----------------
                                          -                    $       3,702
                               ================               =================

NOTE 9.  SPECIAL MEETING OF SHAREHOLDERS

At a special meeting of the shareholders held on July 19, 2002, a vote was held to approve a new advisory agreement between Nashville Capital Corporation and Howe & Rusling, Inc. for the Monteagle Large Cap Fund and the Monteagle Fixed Income Fund. The vote tally for each Fund is as follows:



                                                   Fixed Income        Opportunity           Value           Large Cap
                                                  ----------------    ----------------    ----------------   ----------------
Undistributed ordinary income                           $(207,335)    $ (18,089,579)     $ (325,318)          $ (1,625,890)
  (accumulated losses)
Undistributed long-term capital gain
  (accumulated losses)                                    653,613                 -         111,433               (106,075)
Unrealized appreciation/(depreciation)                  2,083,651        (1,519,404)     (3,094,766)            (5,543,404)
                                                  ----------------     ----------------  -----------------    ----------------
                                                      $ 2,529,929     $ (19,608,983)    $(3,308,651)          $ (7,275,369)
                                                  ================    =================  ================     ================

                    Information Regarding Trustees and Officers

         The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Mark W. Muller                                           Trustee         Trustee since 1999             35
5016 Cedar River Tr.
Fort Worth, Texas 76137
Year of Birth:  1964
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
President of JAMAR  Resources,  Inc., a  manufacturers  representative                      None
firm,  September  2001 to present.  Account  Manager for SCI,  Inc., a custom  manufacturer,  from  April  2000 to  September  2001.  Account
Manager for Clarion Technologies,  a manufacturer of automotive, heavy truck,  and  consumer  goods,  from 1996 to April  2000.  From 1986 to
1996, an engineer for Sicor, a telecommunication hardware company.
----------------------------------------------------------------------- ----------------------------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Gary E. Hippenstiel                                      Trustee         Trustee since 1995             17
600 Jefferson Street
Suite 350
Houston, TX  77002
Year of Birth:  1947
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trust None
Company since 1992; President and Director of Heritage Trust Company from
1994-1996; Vice President and Manager of Investments of Kanaly Trust Company
from 1988 to 1992.
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of            in Fund Complex
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee

--------------------------------------------------- ------------------- --------------------- ------------------------
Richard J. Wright, Jr.                                   Trustee         Trustee since 1999             35
13532 N. Central Expressway
MS 3800
Dallas, Texas 75243
Year of Birth:  1962
--------------------------------------------------- ------------------- --------------------- ------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Various positions with Texas Instruments,  a technology company, since                      None
1985,  including the  following:  Program  Manager for  Semi-Conductor
Business Opportunity  Management System, 1998 to present;  Development
Manager for web-based interface,  1999 to present; Systems Manager for
Semi-Conductor  Business Opportunity  Management System, 1997 to 1998;
Development  Manager for Acquisition  Manager,  1996-1997;  Operations
Manager for Procurement Systems, 1994-1997.
----------------------------------------------------------------------- ----------------------------------------------

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) In         Length of           in Fund Complex**
              Name, Age and Address                   Fund Complex**        Time Served         Overseen by Trustee
---------------------------------------------- ------------------- --------------------- ------------------------
Kenneth D. Trumpfheller*                            President,              Trustee and                 35
1725 E. Southlake Blvd.                             Secretary and       President since 1995
Suite 200                                           Trustee             Secretary since 2000
Southlake, Texas  76092
Year of Birth:  1958

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------

President and Managing  Director of Unified Fund  Services,  Inc., the                      None
Fund's  transfer  agent,  fund  accountant  and  administrator,  since
October  2000.  President,   Treasurer  and  Secretary  of  AmeriPrime
Financial  Services,  Inc., a fund  administrator,  (which merged with
Unified  Fund  Services,   Inc.)  from  1994  through   October  2000.
President,   Treasurer   and   Secretary   of   AmeriPrime   Financial
Securities,  Inc., the Trust's distributor through December 2000, from
1994 through December 2000.

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) in         Length of           in Fund Complex**
              Name, Age and Address                    Fund Complex         Time Served         Overseen by Trustee

--------------------------------------------------- ------------------- --------------------- ------------------------
Robert A. Chopyak                                   Treasurer      and   Treasurer and CFO              N/A
1725 E. Southlake Blvd.                             Chief    Financial       since 2000
Suite 200                                           Officer
Southlake, Texas  76092
Year of Birth:  1968
--------------------------------------------------- ------------------- --------------------- ------------------------

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Assistant  Vice-President of Financial  Administration of Unified Fund                      None
Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Services,  Inc.  from  February  2000 to August  2000.  Self-employed, performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
----------------------------------------------------------------------- ----------------------------------------------
*Mr. Trumpfheller in an "interested person" of the Trust because he is an officer of the Trust.  In addition, he may be deemed to be an "interested person" of the Trust because he is a registered principal of the Trust's distributor.

**As of December 31, 2001, the term "Fund Complex" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at (800) 459-9084.

 INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
Monteagle Fixed Income Fund
Monteagle Opportunity Growth Fund
Monteagle Value Fund
Monteagle Large Cap Fund
(series' of AmeriPrime Advisors Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Monteagle Funds (comprising, respectively, the Monteagle Fixed Income Fund, Monteagle Opportunity Growth Fund, Monteagle Value Fund and Monteagle Large Cap Fund), as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Monteagle Fixed Income Fund, Monteagle Opportunity Growth Fund, Monteagle Value Fund and Monteagle Large Cap Fund as of August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
September  12, 2002

Dear Fellow Shareholders,

The StoneRidge Funds were challenged by the extremely difficult investment environment during the recently completed fiscal year. After staging a rally in the wake of the September 11 terrorist attacks, financial markets had to sort through the impact of an economy which was slow to recover, fears of additional terrorist activities, the increasing likelihood of war with Iraq and corporate scandals. The result was declining equity markets and rising fixed income markets during the funds' fiscal year.

Looking forward, while the financial markets continue to fixate on the concerns noted above, some progress is being made in resolving these issues. The senior management certification process, which was mandated by the Securities and Exchange Commission, has helped to reduce concern over corporate accountability and transparency, although we will likely see additional fallout from the cases already under investigation. The economy is showing signs of recovery, although a clear upward path is not yet discernible. While the terrorist situation remains utterly unpredictable, the burgeoning conflict with Iraq will likely be resolved at some point over the next few quarters. The level of uncertainty should be close to peaking however, setting the stage for an improving equity environment over the next few quarters. The worst environment for the stock market tends to be one of uncertainty. Fixed income markets, however, have been the major beneficiary of this uncertainty. The advantage that fixed income investors have enjoyed will become a liability though, as investors begin to discount the resolution of these issues. It is our expectation that as this occurs interest rates will rise.

Equity investors should continue to seek investments in those companies exhibiting positive fundamentals and attractive valuations. Our search for such investments includes a screening process that helps us focus our attention on those securities that possess these attributes. We believe the fundamental analysis performed by our team of sector specialists confirms that we are investing in the best available stocks.

Fixed income investors must weigh the current economic uncertainty against the timing of the eventual recovery. Our current investment approach emphasizes higher-yielding investment grade corporate and mortgage backed securities, which possess a significant yield advantage over treasury securities. Such holdings should offer good relative performance as investors begin to discount the eventual recovery in the economy. In addition, we have postured the Bond Fund to be less sensitive to changes in interest rates, thereby mitigating some of the decline that would be experienced if interest rates increase - as we expect.

The recently completed fiscal year was difficult for our investors and we are very grateful for your continuing trust and confidence in the StoneRidge Funds. We pledge to do everything we can to continue to earn that trust and confidence.

Sincerely,



Joseph E. Stocke
Managing Director and Chief Investment Officer
StoneRidge Investment Partners






For a prospectus and more information, including charges and expenses, call toll free 1-800-441-6978. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204
Member NASD, SIPC
Fund Performance Discussion

The fiscal year ended August 31, 2002 will be remembered for the very challenging environment it presented to investors. Within the first two weeks of the beginning of the Funds' fiscal year the nation was faced with the devastating terrorist attacks of September 11. This was followed by a series of corporate governance scandals and then the threat of a war with Iraq. It was, needless to say, an exceedingly difficult year for investors. The StoneRidge Funds underperformed their respective benchmarks during this period.

StoneRidge Bond Fund

The StoneRidge Bond Fund trailed its benchmark, The Lehman Intermediate Government Credit Index, during the just completed fiscal year. The fixed income market performed well over the last year, responding to the lack of economic strength. Investment results trailed our benchmark due in part to our decision to remain overweighted in both corporate bonds and mortgage-backed securities. The high level of current income provided by these securities relative to U.S. Treasuries has benefited performance. Offsetting this benefit, our decision to hold significantly less U.S. Treasury securities than our benchmark has hampered results as these have been the best performing securities on a price basis. Investors have moved towards the relative safety of Treasuries in an environment of geopolitical uncertainty.

Additionally, the credit rating agencies have been aggressively downgrading the bond ratings of corporate securities, and this has hurt results among our overweighted corporate bond holdings. Our decision to reduce the average maturity of the Fund over the course of the year was not timely. Reducing the average maturity is defensive in nature and designed to reduce the sensitivity of the Fund to changes in interest rates. As interest rates fell during the year our returns were negatively impacted. We continue to maintain this defensive posture, however, as we strongly believe the recent gains in the bond market are unsustainable and lower bond prices are on the horizon.

                                       Percent of Net Assets
Sector Weightings                         August 31, 2002

Industrial                                              28.55%
Finance                                                 18.67%
Mortgage Backed                                         13.76%
U.S Treasury                                             9.17%
Utilities                                                5.95%
Asset Backed                                             1.81%
Cash & Other Assets less liabilities                    22.09%
                                      -------------------------
                                                       100.00%


We remain optimistic about our strategy of focusing our investments on high-quality, yield-advantaged securities in the StoneRidge Bond Fund. In our view, these uncertain and uneven conditions, although challenging, play to our strength and provide us the opportunity to invest in high-quality corporate bonds which are currently undervalued in the marketplace.

Returns for the Periods Ended August 31, 2002
                                   6 Months      12 Months       Total Return
                                     Total         Total        Since Inception
                                    Return        Return      (October 13, 1999)
                                 -----------------------------------------------
StoneRidge Bond Fund                 0.44%         2.00%             6.30%
Lehman Intermediate Government
Credit Index                         4.72%         7.74%             8.90%


              StoneRidge Bond Fund - $11,920  Lehman Intermediate Government
                                              Credit Index - $12,788
                                    10,000               10,000
     10/31/99                       10,090               10,065
     12/31/99                       10,059               10,045
      2/29/00                       10,086               10,090
      4/30/00                       10,178               10,172
      6/30/00                       10,341               10,368
      8/31/00                       10,521               10,570
     10/31/00                       10,664               10,715
     12/31/00                       10,995               11,061
      2/28/01                       11,242               11,349
      4/30/01                       11,295               11,406
      6/30/01                       11,381               11,513
      8/31/01                       11,695               11,870
     10/31/01                       11,901               12,243
     12/31/01                       11,793               12,054
      2/28/02                       11,879               12,212
      4/30/02                       11,688               12,224
      6/30/02                       11,732               12,453
      8/31/02                       11,919               12,788

This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Lehman Intermediate Government Credit Index on October 13, 1999 (commencement of operations) and held through August 31, 2002. The Lehman Intermediate Government Credit Index is a widely recognized unmanaged bond index and is representative of a broader market and range of securities than is found in the StoneRidge Bond Fund portfolio. Individuals cannot invest directly in an index. Performance figures include the reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

StoneRidge Equity Fund

The StoneRidge Equity Fund lagged behind its benchmark, the Standard & Poor's 500 index, over the just completed fiscal year. The markets performed quite poorly during this period, led lower by the Information Technology, Telecommunications and Utilities sectors. While the Equity Fund held a smaller weighting than the benchmark in these sectors over the course of the year, our specific holdings performed worse than the benchmark, hampering results. Additionally, our holdings in the Healthcare and Consumer Discretionary areas hurt returns. On the other hand, our Energy and Financial holdings aided results during the year.

                           Percent of Net Assets                              Percent of Net Assets
Ten Largest Equity Holdings  August 31, 2002     Sector Weighting                August 31, 2002

Microsoft Corp.                          4.55%   Financials                                  28.26%
General Electric Co.                     4.02%   Healthcare                                  14.74%
Exxon Mobil Corp.                        3.98%   Industrials                                 13.39%
The Home Depot, Inc.                     3.82%   Consumer Discretionary                      11.58%
Citigroup, Inc.                          3.78%   Information Technology                      11.03%
Viacom, Inc.                             2.90%   Energy                                       6.40%
Lehman Brothers Holdings, Inc.           2.84%   Basic Materials                              5.68%
Pfizer, Inc.                             2.54%   Telecommunications                           2.89%
IVAX Corp.                               2.52%   Utilities                                    1.11%
Watson Pharmaceuticals, Inc.             2.43%   Consumer Staples                             0.36%
                           --------------------
                                        33.38%   Cash & Other Assets less liabilities         4.56%
                                                                              ----------------------
                                                                                            100.00%

We believe the StoneRidge Equity Fund will perform well over the long-term, with our focus on investments in mid-to-large capitalization stocks possessing a combination of good fundamental prospects and attractive valuations.

Returns for the Periods Ended August 31, 2002
                                                                 Average Annual
                                     6 Months     12 Months       Total Return
                                      Total         Total        Since Inception
                                      Return        Return     (October 1, 1999)
                                  ----------------------------------------------
StoneRidge Equity Fund               -24.55%       -34.63%           -13.08%
Standard & Poors 500 Stock Index     -16.60%       -17.99%           -9.77%


              StoneRidge Equity Fund - $6,641    S&P 500 Index - $7,416

                                   10,000                        10,000
     10/31/99                      10,780                        10,633
     12/31/99                      11,611                        11,487
      2/29/00                      10,941                        10,704
      4/30/00                      11,972                        11,397
      6/30/00                      12,192                        11,438
      8/31/00                      13,693                        11,959
     10/31/00                      12,772                        11,279
     12/31/00                      11,844                        10,442
      2/28/01                      11,301                         9,827
      4/30/01                      11,478                         9,919
      6/30/01                      11,518                         9,743
      8/31/01                      10,160                         9,043
     10/31/01                       9,073                         8,472
     12/31/01                       9,776                         9,201
      2/28/02                       8,803                         8,891
      4/30/02                       8,345                         8,667
      6/30/02                       7,400                         7,990
      8/31/02                       6,641                         7,416


This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 1, 1999 (commencement of operations) and held through August 31, 2002. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the StoneRidge Equity Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

StoneRidge Small Cap Growth Fund

The StoneRidge Small Cap Growth Fund lagged behind its benchmark, the Russell 2000 Growth index, over the just completed fiscal year. There are a few reasons for the shortfall. The fund has traditionally focused on stocks at the smaller end of the market capitalization spectrum. These stocks lagged badly over the last year as the very uncertain environment caused investors to rush towards the relative safety of the largest cap stocks. Growth stocks continue to lag badly versus value stocks and the market in general. Lastly, specific decisions regarding stocks and sectors to overweight have hampered results.

The small cap growth portion of the equity market performed quite poorly during the fiscal year, with every sector of the Russell 2000 Growth index, except Financial stocks, losing money during the year. The Telecommunications and Information Technology sectors performed the worst. Our decision to underweight these sectors in the Fund over the course of the year significantly aided results. On the other hand, our decision to overweight Healthcare stocks did not work out as we had planned as these stocks performed quite poorly. Finally, our holdings in the Consumer Discretionary sector performed badly and that sector likewise contributed to the lackluster results.

                                  Percent of Net Assets                                 Percent of Net Assets
Ten Largest Equity Holdings        August 31, 2002     Sector Weighting                  August 31, 2002

Midway Games, Inc.                             5.38%   Healthcare                                  33.09%
Bentley Pharmaceuticals, Inc.                  4.38%   Information Technology                      15.06%
Diversa Corp.                                  4.04%   Financials                                  13.76%
SBS Broadcasting S.A.                          3.51%   Consumer Discretionary                      13.53%
North American Scientific, Inc.                3.18%   Industrials                                 12.46%
Zoran Corp.                                    3.05%   Energy                                       9.55%
Neopharm, Inc.                                 2.89%   Consumer Staples                             0.60%
Affiliated Managers Group                      2.78%   Basic Materials                              0.58%
Tripath Imaging, Inc.                          2.62%   Telecommunications                           0.28%
Boston Private Financial Holdings Corp.        2.57%   Cash & Other Assets less liabilities         1.09%
                                  -------------------                                   ------------------
                                              34.40%                                              100.00%

We continue to believe this Fund will perform well over the long-term. We have recently endured an extended period of underperformance for small cap growth stocks, yet we remain optimistic that our focus on selecting those small capitalization stocks with a combination of strong earnings growth and attractive valuation will yield positive results.

Returns for the Periods Ended August 31, 2002
                                                             Average Annual
                                  6 Months     12 Months      Total Return
                                   Total         Total      Since Inception
                                   Return       Return     (October 1, 1999)
                               ------------------------------------------------
StoneRidge Small Cap Growth Fund  -32.37%       -38.06%         -12.75%
Russell 2000 Growth Index         -22.49%       -26.02%         -13.12%

              StoneRidge Small Cap Growth Russell62000 Growth Index - $6,635 Fund - $6,714
                                    10,000               10,000
     10/31/99                       11,140               10,362
     12/31/99                       13,676               13,477
      2/29/00                       15,314               16,458
      4/30/00                       13,788               13,241
      6/30/00                       15,253               13,643
      8/31/00                       17,194               13,786
     10/31/00                       14,738               12,037
     12/31/00                       12,357               10,454
      2/28/01                       12,142                9,752
      4/30/01                       11,875                9,950
      6/30/01                       13,607               10,458
      8/31/01                       10,839                8,969
     10/31/01                        9,857                8,245
     12/31/01                       12,410                9,490
      2/28/02                        9,928                8,560
      4/30/02                        9,857                9,102
      6/30/02                        8,393                7,844
      8/31/02                        6,714                6,635

This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on October 1, 1999 (commencement of operations) and held through August 31, 2002. The Russell 2000 Growth Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the StoneRidge Small Cap Growth Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

StoneRidge Bond Fund
Schedule of Investments
      August 31, 2002

                                                                            Principal
                                                                             Amount                        Value
Asset Backed Obligations - 1.8%
Capital One Master Trust, 1998-4 CL A, 5.43%, 1/15/2007                         225,000                      $ 234,070
Discover Card Master Trust, 1998-6 CL A,
5.85%, 1/17/2006                                                                150,000                        155,129
Heller Equipment Asset Receivables, 1999-2 CL A-3,
6.65%, 3/14/2004                                                                 30,542                         30,769

                                                                                                      -----------------
                                                                                                      -----------------
TOTAL ASSET BACKED OBLIGATIONS (Cost $400,904)                                                                 419,968
                                                                                                      -----------------
                                                                                                      -----------------
Corporate Bonds - 53.2%
Allstate Corp., 7.20%, 12/1/2009                                                170,000                        190,577
Anheuser-Busch Companies, Inc., 6.75%, 8/1/2003                                 340,000                        356,319
AOL Time Warner, Inc., 6.875%, 5/1/2012                                         595,000                        537,149
AOL Time Warner, Inc., 6.125%, 4/15/2006                                        500,000                        462,973
Archer Daniels Midland Co., 8.875%, 4/15/2011                                   300,000                        375,603
AT&T Wireless Services, Inc., 8.125%, 5/1/2012                                  370,000                        316,948
Chevron Corp., 6.625%, 10/1/2004                                                300,000                        323,776
Comcast Cable Communication Corp., 6.20%, 11/15/2008                            250,000                        234,102
Daimler Chrysler, 6.40%, 5/15/2006                                              250,000                        264,551
Diageo Capital PLC, 7.25%, 11/1/2009                                            300,000                        345,452
FleetBoston Financial Corp., 7.375%, 12/1/2009                                  300,000                        323,280
Ford Motor Credit Corp., 6.875%, 2/1/2006                                       600,000                        603,044
General Electric Capital Corp., 7.50%, 6/5/2003                                 425,000                        442,197
General Motors Acceptance Corp., 6.125%, 9/15/2006                              600,000                        605,911
General Motors Acceptance Corp., 7.75%, 1/19/2010                               525,000                        561,699
Goldman Sachs Group, Inc., 7.50%, 1/28/2005                                     325,000                        355,364
Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009                               225,000                        257,312
Masco Corp., 6.75%, 3/15/2006                                                   500,000                        545,780
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/2004                             200,000                        208,337
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008                          150,000                        172,670
Pennsylvania Electric Co., Series A, 5.75%, 4/1/2004                            400,000                        407,534
Tele Communications, Inc., 7.25%, 8/1/2005                                      300,000                        279,238
Textron, Inc., 6.375%, 7/15/2004                                                450,000                        475,446
Tyco International Group, 5.80%, 8/1/2006                                     1,000,000                        845,846
Tyco International Group, 6.75%, 2/15/2011                                    1,465,000                      1,210,821
Verizon Global Funding Corp., 6.75%, 12/1/2005                                  220,000                        225,883
Verizon Global Funding Corp., 7.25%, 12/1/2010                                  210,000                        209,838
Viacom, Inc., 5.625%, 5/1/2007                                                  640,000                        669,210
Weyerhaeuser Co., 6.00%, 8/1/2006                                               500,000                        522,037
                                                                                                      -----------------
                                                                                                      -----------------

TOTAL CORPORATE BONDS (Cost $12,161,055)                                                                    12,328,897
                                                                                                      -----------------
                                                                                                      -----------------

See accompanying notes which are an integral part of the financial statements.

StoneRidge Bond Fund
Schedule of Investments - continued
      August 31, 2002
                                                                            Principal
                                                                             Amount                        Value
U.S. Treasury & Agency Obligations - 16.2%
FNMA, Pool #253353, 7.50%, 7/1/2015                                             348,123                      $ 372,405
FNMA, Pool #563821, 7.00%, 1/1/2016                                             199,987                        211,669
FNMA, Pool #582053, 6.00%, 5/1/2016                                             265,024                        274,543
FNMA, Pool #501301, 6.50%, 6/1/2029                                             144,626                        149,557
FNMA, Pool #505221, 7.00%, 8/1/2029                                             151,518                        157,916
FNMA, Pool #528981, 7.50%, 1/1/2030                                             107,398                        113,127
FNMA, Pool #534058, 6.50%, 3/1/2030                                             174,465                        180,412
FNMA, Pool #580835, 7.00%, 5/1/2031                                             139,487                        145,377
GNMA, Pool #512867, 6.50%, 6/15/2029                                            192,748                        200,531
GNMA, Pool #468376, 7.00%, 9/15/2029                                            186,476                        195,492
GNMA, Pool #466174, 7.50%, 10/15/2029                                           145,738                        154,234
GNMA, Pool #557440, 8.00%, 10/15/2030                                            89,045                         95,350
GNMA, Pool #536872, 7.50%, 5/15/2031                                            177,139                        187,498
GNMA, Pool #557370, 7.00%, 5/15/2031                                            117,011                        122,626
GNMA, Pool #565890, 7.00%, 5/15/2032                                            299,287                        313,641
GNMA, Pool #533978, 7.50%, 5/15/2032                                            299,316                        316,823
U.S. Treasury Note, 5.75%, 8/15/2003                                            300,000                        311,391
U.S. Treasury Note, 4.375%, 5/15/2007                                           240,000                        252,816
                                                                                                      -----------------
                                                                                                      -----------------

TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (Cost $3,599,764)                                                   3,755,408
                                                                                                      -----------------
                                                                                                      -----------------


Short - Term Investments - 27.9%
First American Prime Obligation Fund, 1.55% (a)                               4,902,394                      4,902,394
U.S. Treasury Bill, Discount rate 1.59%, 10/10/2002                           1,565,000                      1,561,454
                                                                                                      -----------------
                                                                                                      -----------------

TOTAL SHORT - TERM INVESTMENTS (Cost $6,463,848)                                                             6,463,848
                                                                                                      -----------------
                                                                                                      -----------------

TOTAL INVESTMENTS - 99.1% (Cost $22,625,571)                                                                22,968,121
                                                                                                      -----------------
                                                                                                      -----------------
Other assets less liabilities - 0.9%                                                                           218,548
                                                                                                      -----------------
                                                                                                      -----------------
Total Net Assets - 100.0%                                                                                 $ 23,186,669
                                                                                                      =================
                                                                                                      =================



(a) Variable rate security; the coupon rate shown represents the rate at August
31, 2002.

See accompanying notes which are an integral part of the financial statements.

StoneRidge Equity Fund
Schedule of Investments
      August 31, 2002

Common Stocks - 95.4%                                                    Shares                              Value

Accident & Health Insurance - 1.6%
AFLAC, Inc.                                                                  1,350                             $ 41,323
PartnerRe Holdings LTD                                                         225                               10,116
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 51,439
                                                                                                        ----------------
Aircraft - 1.0%
Boeing Co.                                                                     600                               22,242
Embraer-Empresa Brasileira De Aerona (c)                                       599                               10,471
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 32,713
                                                                                                        ----------------

Aircraft Engines & Engine Parts - 1.6%
United Technologies Corp.                                                      900                               53,451
                                                                                                        ----------------

Auto Controls for Regulating Residential & Commercial Environment - 0.7%
Honeywell International, Inc.                                                  800                               23,960
                                                                                                        ----------------

Beverages - 2.7%
Pepsi Bottling Group, Inc.                                                   1,000                               29,200
PepsiCo, Inc.                                                                1,545                               61,105
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 90,305
                                                                                                        ----------------

Biological Products (No Diagnostic Substances) - 1.0%
Amgen, Inc. (a)                                                                550                               24,766
Invitrogen Corp. (a)                                                           200                                7,120
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 31,886
                                                                                                        ----------------

Bottled & Canned Soft Drinks Carbonated Waters - 0.1%
Cadbury Schweppes PLC                                                          135                                3,964
                                                                                                        ----------------

Cable & Other Pay Television Services - 3.6%
Charter Communications, Inc. - Class A (a)                                   6,725                               21,251
Viacom, Inc. - Class A (a)                                                     250                               10,175
Viacom, Inc. - Class B (a)                                                   2,115                               86,081
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                117,507
                                                                                                        ----------------

Chemicals & Allied Products - 0.7%
Dow Chemical Co.                                                               775                               23,420
                                                                                                        ----------------

Crude Petroleum & Natural Gas - 5.2%
Exxon Mobil Corp.                                                            3,725                              132,051
Kerr-McGee Corp.                                                               875                               40,994
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                173,045
                                                                                                        ----------------

Drilling Oil & Gas Wells - 0.7%
Transocean, Inc.                                                               950                               23,275
                                                                                                        ----------------

See accompanying notes which are an integral part of the financial statements.

StoneRidge Equity Fund
Schedule of Investments - continued
      August 31, 2002

Common Stocks - 95.4% - continued                                        Shares                              Value

Electric & Other Services Combined - 0.8%
Wisconsin Energy Corp.                                                       1,025                             $ 26,045
                                                                                                        ----------------

Electric Services - 0.3%
Allegheny Energy, Inc.                                                         525                               10,841
                                                                                                        ----------------

Electronic & Other Electrical Equipment (No Computer Equipment) - 4.0%
General Electric Co.                                                         4,425                              133,414
                                                                                                        ----------------

Electronic Computers - 0.4%
Apple Computer, Inc. (a)                                                       810                               11,947
                                                                                                        ----------------

Electronic Connectors - 1.4%
Tyco International Ltd..                                                     3,025                               47,462
                                                                                                        ----------------

Fire, Marine, Casualty Insurance - 2.7%
ACE Ltd.                                                                     1,850                               58,848
Hartford Financial Services Group, Inc.                                        475                               23,759
Travelers Property Casualty Corp. - Class B (a)                                340                                5,534
Travelers Property Casualty Corp. - Class A (a)                                165                                2,599
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 90,740
                                                                                                        ----------------

Gen Building Contractors - Residential Buildings - 0.4%
Lennar Corp.                                                                   230                               12,144
                                                                                                        ----------------

Hospital & Medical Service Plans - 0.2%
Triad Hospitals, Inc. (a)                                                      225                                8,215
                                                                                                        ----------------

Hotels & Motels - 0.6%
Hilton Hotels Corp.                                                          1,775                               20,430
                                                                                                        ----------------

Ice Cream & Frozen Desserts - 1.1%
Dean Foods Co. (a)                                                             975                               36,904
                                                                                                        ----------------

Insurance Agents, Brokers & Service - 2.3%
Arthur J. Gallagher & Co.                                                    2,610                               75,586
                                                                                                        ----------------

Investment Advice - 3.2%
Federated Investors, Inc. - Class B                                          1,850                               54,020
Investor's Financial Services Corp.                                          1,770                               53,206
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                107,226
                                                                                                        ----------------

Life Insurance - 1.5%
Nationwide Financial Services, Inc. - Class A                                1,600                               48,800
                                                                                                        ----------------

See accompanying notes which are an integral part of the financial statements.

StoneRidge Equity Fund
Schedule of Investments - continued
      August 31, 2002

Common Stocks - 95.4% - continued                                        Shares                              Value

Motor Vehicles & Passenger Car Bodies - 0.9%
General Motors Corp. - Class H (a)                                           2,800                             $ 28,812
                                                                                                        ----------------

National Commercial Banks - 5.3%
Citigroup, Inc.                                                              3,827                              125,334
Fleet Boston Corp.                                                           2,050                               49,466
                                                                                                        ----------------
                                                                                                                174,800
                                                                                                        ----------------

Newsprint - 0.9%
Abitibi Consolidated, Inc.                                                   4,060                               30,125
                                                                                                        ----------------

Operative Builders - 2.1%
Centex Corp.                                                                   550                               27,769
D.R. Horton, Inc.                                                            1,925                               39,963
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 67,732
                                                                                                        ----------------

Paperboard Mills - 0.8%
Smurfit-Stone Container Corp. (a)                                            1,800                               25,236
                                                                                                        ----------------

Personal Credit Institutions - 0.5%
Household International, Inc.                                                  425                               15,347
                                                                                                        ----------------

Petroleum Refining - 0.5%
Valero Energy Corp.                                                            500                               16,235
                                                                                                        ----------------

Pharmaceutical Preparations - 11.6%
ICN Pharmaceuticals, Inc.                                                    1,050                               10,668
IVAX Corp. (a)                                                               6,100                               83,570
Pfizer, Inc.                                                                 2,550                               84,354
TEVA Pharmaceutical Industries, Ltd. (c)                                       750                               49,725
Vertex Pharmaceuticals, Inc. (a)                                             3,835                               76,317
Watson Pharmaceuticals, Inc. (a)                                             3,460                               80,687
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                385,321
                                                                                                        ----------------

Primary Production of Aluminum - 0.8%
Alcan, Inc.                                                                    925                               26,048
                                                                                                        ----------------

Regional Commercial Banks - 6.4%
BankNorth Group, Inc.                                                        1,150                               29,992
Commerce Bancorp, Inc.                                                         600                               28,446
North Fork Bancorporation, Inc.                                              1,460                               61,276
Popular, Inc.                                                                  770                               26,804
TCF Financial Corp.                                                          1,370                               66,582
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                213,100

See accompanying notes which are an integral part of the financial statements.

StoneRidge Equity Fund
Schedule of Investments - continued
August 31, 2002

Common Stocks - 95.4% - continued                                        Shares                              Value

Radiotelephone Communications - 0.2%
AT&T Wireless Services, Inc. (a)                                             1,575                              $ 7,780
                                                                                                        ----------------

Real Estate Investment Trusts - 0.7%
Boston Properties, Inc.                                                        625                               23,675
                                                                                                        ----------------

Retail - Eating Places - 0.3%
Wendy's International, Inc.                                                    225                                8,035
                                                                                                        ----------------

Retail - Lumber & Other Building Materials Dealers - 3.8%
The Home Depot, Inc.                                                         3,850                              126,780
                                                                                                        ----------------

Retail - Radio TV & Consumer Electronics Stores - 0.8%
Best Buy Co., Inc. (a)                                                       1,280                               27,136
                                                                                                        ----------------

Savings Institutions, Not Federally Chartered - 0.9%
Washington Mutual, Inc.                                                        775                               29,303
                                                                                                        ----------------

Security Brokers, Dealers & Flotation Companies - 2.8%
Lehman Brothers Holdings, Inc.                                               1,655                               94,352
                                                                                                        ----------------

Semiconductors & Related Devices - 4.4%
Advanced Micro Devices, Inc. (a)                                             1,475                               13,054
Agere Systems, Inc. - Class A (a)                                            2,625                                4,174
Broadcom Corp. - Class A (a)                                                 2,325                               38,339
Intersil Holding Corp. (a)                                                   1,475                               24,957
LSI Logic Corp. (a)                                                          1,150                                8,430
Texas Instruments, Inc.                                                      1,680                               33,096
Xilinx, Inc. (a)                                                             1,175                               22,701
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                144,751
                                                                                                        ----------------

Services - Advertising Agencies - 1.0%
The Interpublic Group of Co., Inc.                                           1,450                               26,434
Lamar Advertising Co. - Class A (a)                                            230                                7,351
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 33,785
                                                                                                        ----------------

Services - Commercial Physical & Biological Research - 0.6%
Millennium Pharmaceuticals, Inc. (a)                                         1,750                               21,455
                                                                                                        ----------------

Services - Computer Processing & Data Preparation - 0.5%
Sabre Holdings Corp. - Class A (a)                                             575                               15,473
                                                                                                        ----------------

Services - Computer Programming, Data Processing - 1.6%
AOL Time Warner, Inc. (a)                                                    4,327                               54,737
                                                                                                        ----------------

See accompanying notes which are an integral part of the financial statements.

StoneRidge Equity Fund
Schedule of Investments - continued
      August 31, 2002

Common Stocks - 95.4% - continued                                        Shares                              Value

Services - General Medical & Surgical Hospitals - 1.0%
Community Health Systems, Inc. (a)                                             745                             $ 17,805
Tenet Healthcare Corp. (a)                                                     350                               16,510
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 34,315
                                                                                                        ----------------

Services - Medical Laboratories - 0.2%
Laboratory Corp. of America Holdings (a)                                       250                                7,863
                                                                                                        ----------------

Services - Personal Services - 0.5%
Cendant Corp. (a)                                                            1,125                               16,099
                                                                                                        ----------------

Services - Prepackaged Software - 4.5%
Microsoft Corp. (a)                                                          3,075                              150,921
                                                                                                        ----------------

Special Industry Machinery - 0.9%
Applied Materials, Inc. (a)                                                  2,350                               31,396
                                                                                                        ----------------

Surety Insurance - 0.4%
The PMI Group, Inc.                                                            400                               13,560
                                                                                                        ----------------

Telephone & Telegraph Apparatus - 0.5%
Avaya, Inc. (a)                                                              7,475                               15,697
                                                                                                        ----------------

Telephone Communications (No Radiotelephone) - 2.2%
SBC Communications, Inc.                                                     1,200                               29,688
Verizon Communications, Inc.                                                 1,375                               42,625
                                                                                                        ----------------
                                                                                                        ----------------
                                                                                                                 72,313
                                                                                                        ----------------

TOTAL COMMON STOCKS (Cost $4,400,182)                                                                         3,166,901
                                                                                                        ----------------

                                                                         Principal
                                                                          Amount                             Value
Money Market Securities - 4.2%
First American Prime Obligation Fund, 1.55% (b)
    (Cost $137,846)                                                        137,846                            $ 137,846
                                                                                                        ----------------

TOTAL INVESTMENTS - 99.6% (Cost $4,538,028)                                                                   3,304,747
                                                                                                        ----------------
                                                                                                        ----------------
Other assets less liabilities - 0.4%                                                                             13,571
                                                                                                        ----------------
                                                                                                        ----------------
Total Net Assets - 100.0%                                                                                   $ 3,318,318
                                                                                                        ================

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at August 31, 2002.
(c) American Depositary Receipt.

See accompanying notes which are an integral part of the financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments
      August 31, 2002


Common Stocks - 98.9%                                                     Shares                         Value

Accident & Health Insurance - 0.5%
FPIC Insurance Group, Inc. (a)                                               10,500                         $ 95,445
Penn Treaty American Corp. (a)                                                8,279                           30,963
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             126,408
                                                                                                   ------------------

Air Transportation Scheduled - 0.6%
ExpressJet Holdings, Inc. (a)                                                12,150                          139,117
                                                                                                   ------------------

Biological Products (No Diagnostic Substance) - 4.2%
Aphton Corp. (a)                                                             37,685                          165,436
EntreMed, Inc. (a)                                                           31,586                           86,862
Genaera Corp. (a)                                                            18,770                           15,204
Neopharm, Inc. (a)                                                           67,627                          668,155
Vion Pharmaceuticals, Inc. (a)                                               66,900                           32,112
                                                                                                   ------------------
                                                                                                             967,769
                                                                                                   ------------------

Broadcasting - 0.1%
Paxson Communications Corp. - Class A (a)                                     8,650                           24,653
                                                                                                   ------------------

Cable & Other Pay Television Services - 0.3%
Charter Communications, Inc. - Class A (a)                                   24,750                           78,210
                                                                                                   ------------------

Computer Peripheral Equipment - 0.4%
Secure Computing Corp. (a)                                                   19,250                           85,085
                                                                                                   ------------------

Computer Services & Software - 1.9%
F5 Networks, Inc. (a)                                                        34,550                          431,875
                                                                                                   ------------------

Crude Petroleum & Natural Gas - 3.8%
Chesapeake Energy Corp. (a)                                                  40,700                          238,095
Forest Oil Corp. (a)                                                         11,575                          303,612
Newfield Exploration Co. (a)                                                  9,650                          327,135
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             868,842
                                                                                                   ------------------

Drilling Oil & Gas Wells - 1.3%
Smedvig ASA (c)                                                              63,215                          300,271
                                                                                                   ------------------

Electronic Computers - 0.2%
Neoware Systems, Inc. (a)                                                     2,980                           53,104
                                                                                                   ------------------

Engineering & Construction - 0.5%
The Shaw Group, Inc.  (a)                                                     7,400                          123,950
                                                                                                   ------------------

Fire, Marine & Casualty Insurance - 0.4%
Kingsway Financial Services, Inc.  (a)                                       11,200                           91,952
                                                                                                   ------------------

See accompanying notes which are an integral part of the financial statements.
      StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
      August 31, 2002


Common Stocks - 98.9% - continued                                         Shares                         Value

In Vitro & In Vivo Diagnostic Substances - 3.4%
Hyseq, Inc. (a)                                                              25,040                         $ 49,830
North American Scientific, Inc. (a)                                          75,355                          733,204
Orchid BioSciences, Inc. (a)                                                 12,915                           12,657
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             795,691
                                                                                                   ------------------

Insurance Agents Brokers & Services - 0.3%
Hub International LTD                                                         4,500                           69,075
                                                                                                   ------------------

Investment Advice - 2.8%
Affiliated Managers Group (a)                                                12,250                          641,900
                                                                                                   ------------------

Laboratory Analytical Instruments - 2.6%
TriPath Imaging, Inc. (a)                                                   274,890                          604,758
                                                                                                   ------------------

Life Insurance - 0.7%
Liberty Corp.                                                                 4,250                          150,875
                                                                                                   ------------------

Measuring & Controlling Devices - 1.6%
Trimble Navigation Ltd. (a)                                                  26,100                          365,400
                                                                                                   ------------------

Mortgage Bankers & Loan Correspondents - 1.9%
American Home Mortgage Holdings, Inc.                                        16,145                          192,610
Doral Financial Corp.                                                         5,950                          252,220
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             444,830
                                                                                                   ------------------

Oil & Gas Field Machinery & Equipment - 1.0%
National-Oilwell, Inc. (a)                                                   12,677                          239,849
                                                                                                   ------------------

Oil & Gas Field Services - 4.5%
Gulfmark Offshore, Inc. (a)                                                  20,600                          343,196
Stolt Offshore S.A. (a) (c)                                                  43,870                          208,821
Superior Energy Services, Inc. (a)                                           58,050                          483,557
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                           1,035,574
                                                                                                   ------------------

Operative Builders - 1.7%
Beazer Homes U.S.A., Inc. (a)                                                 3,805                          244,205
M.D.C. Holdings, Inc.                                                         3,550                          142,710
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             386,915
                                                                                                   ------------------

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.2%
DHB Industries, Inc. (a)                                                     14,050                           47,067
                                                                                                   ------------------

Perfumes, Cosmetics & Other Toilet Preparations - 1.2%
Elizabeth Arden, Inc.  (a)                                                   29,290                          280,012
                                                                                                   ------------------

See accompanying notes which are an integral part of the financial statements.
      StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
      August 31, 2002

Common Stocks - 98.9% - continued                                         Shares                         Value

Periodicals: Publishing or Publishing & Printing - 0.6%
PRIMEDIA, Inc.  (a)                                                         106,804                        $ 127,097
                                                                                                   ------------------

Pharmaceutical Preparations - 12.7%
3-Dimentional Pharmaceuticals, Inc. (a)                                      12,550                           40,034
ArQule, Inc.  (a)                                                            89,405                          567,722
Bentley Pharmaceuticals, Inc. (a)                                           103,255                        1,011,899
Cell Genesys, Inc. (a)                                                       33,620                          388,983
Esperion Therapeutics, Inc.  (a)                                             29,350                          182,850
Guilford Pharmaceuticals, Inc. (a)                                           11,050                           43,427
Impax Laboratory, Inc. (a)                                                    3,595                           24,338
Large Scale Biology Corp.  (a)                                               81,530                          110,066
Northwest Biotherapeutics, Inc. (a)                                           3,900                            4,290
Pharmaceutical Resources, Inc. (a)                                            3,050                           79,758
SICOR, Inc. (a)                                                              25,760                          418,600
Tularik, Inc. (a)                                                             9,650                           67,550
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                           2,939,517
                                                                                                   ------------------

Primary Metal Products - 0.6%
Nanophase Technologies Corp. (a)                                             28,850                          132,710
                                                                                                   ------------------

Production - Crops - 0.1%
Scheid Vineyards, Inc. - Class A (a)                                          6,160                           19,096
                                                                                                   ------------------

Radio & TV Broadcasting & Communications Equipment - 0.3%
C-COR.net Corp. (a)                                                          12,700                           60,579
                                                                                                   ------------------

Radio Broadcasting Stations - 0.6%
Beasley Broadcast Group, Inc. - Class A (a)                                  10,215                          138,720
                                                                                                   ------------------

Radio Telephone Communications - 0.0%
Dobson Communications Corp. (a)                                              13,800                            4,830
                                                                                                   ------------------

Retail - Auto Dealers & Gasoline Stations - 3.1%
Asbury Automotive Group, Inc. (a)                                            10,600                          131,970
Group 1 Automotive, Inc. (a)                                                  6,250                          170,625
Sonic Automotive, Inc. - Class A (a)                                         13,510                          275,604
United Auto Group, Inc. (a)                                                   8,060                          128,235
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             706,434
                                                                                                   ------------------

Retail - Grocery Stores - 0.9%
Pathmark Stores, Inc. (a)                                                    15,300                          206,244
                                                                                                   ------------------

Retail - Radio TV & Consumer Electronics Stores - 0.7%
Tweeter Home Entertainment Group, Inc.  (a)                                  22,995                          165,334
                                                                                                   ------------------

See accompanying notes which are an integral part of the financial statements.
      StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
      August 31, 2002

Common Stocks - 98.9% - continued                                         Shares                         Value

Savings Institution, Federally Chartered - 1.4%
BankAtlantic Bancorp - Class A                                               31,600                        $ 323,900
                                                                                                   ------------------

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.0%
FLIR Systems, Inc.  (a)                                                       6,150                          233,393
                                                                                                   ------------------

Semiconductors & Related Devices - 3.9%
Pixelworks, Inc. (a)                                                         32,950                          186,497
Zoran Corp. (a)                                                              53,550                          705,254
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             891,751
                                                                                                   ------------------

Services - Advertising Agencies - 0.8%
Havas Advertising SA (c)                                                     40,881                          194,185
                                                                                                   ------------------

Services - Allied To Motion Picture Production - 0.3%
Point. 360  (a)                                                              40,470                           73,251
                                                                                                   ------------------

Services - Business Services - 2.7%
Intrado, Inc. (a)                                                             9,370                          105,131
NCO Portfolio Management, Inc.  (a)                                          14,620                           86,989
TALX Corp.                                                                   34,265                          437,221
                                                                                                   ------------------
                                                                                                             629,341
                                                                                                   ------------------

Services - Commercial Physical & Biological Research - 8.2%
Applied Molecular Evolution, Inc. (a)                                       102,395                          472,041
Cambridge Antibody Technology Group PLC. (a) (c)                             17,660                          219,867
Diversa Corp. (a)                                                           103,665                          932,985
Exelixis, Inc. (a)                                                           13,033                           64,383
Genaissance Pharmaceuticals, Inc. (a)                                         8,195                            7,621
Medarex, Inc. (a)                                                            15,250                           93,025
Paradigm Genetics, Inc. (a)                                                 168,325                           92,579
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                           1,882,501
                                                                                                   ------------------

Services - Computer Integrated Systems Design - 1.5%
Radiant Systems, Inc. (a)                                                    14,600                          139,868
Vastera, Inc. (a)                                                            82,608                          198,259
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             338,127
                                                                                                   ------------------

Services - Computer Programming Services - 0.6%
PDF Solutions, Inc. (a)                                                      24,760                          148,560
                                                                                                   ------------------

Services - Computer Programming, Data Processing - 0.5%
Systems & Computer Technology Corp. (a)                                      18,620                          117,492
                                                                                                   ------------------



See accompanying notes which are an integral part of the financial statements.
      StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
      August 31, 2002

Common Stocks - 98.9% - continued                                         Shares                         Value

Services - Management Consulting Services - 0.1%
Harris Interactive, Inc. (a)                                                  1,260                            2,898
Resources Connection, Inc.  (a)                                               1,050                           18,281
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                              21,179
                                                                                                   ------------------

Services - Prepackaged Software - 6.7%
Actuate Corp. (a)                                                            60,175                          137,741
Midway Games, Inc. (a)                                                      202,040                        1,242,546
SkillSoft, Corp. (a)                                                         16,325                          168,311
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                           1,548,598
                                                                                                   ------------------

State Commercial Banks - 4.4%
Boston Private Financial Holdings Corp.                                      25,750                          593,537
GBC Bancorp                                                                   7,370                          154,770
W Holding Co., Inc.                                                           6,850                          131,383
Wintrust Financial Corp.                                                      4,150                          132,800
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                           1,012,490
                                                                                                   ------------------

Steel Pipe & Tubes - 1.8%
Maverick Tube Corp. (a)                                                      37,450                          425,058
                                                                                                   ------------------

Surgical & Medical Instruments & Apparatus - 1.0%
Bioject Medical Technologies, Inc. (a)                                       21,650                           57,372
Med-Design Corp.  (a)                                                        34,780                          174,943
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                             232,315
                                                                                                   ------------------

Television Broadcasting Stations - 5.1%
SBS Broadcasting S.A. (a) (c)                                                55,000                          811,250
UnitedGlobalCom, Inc.  (a)                                                  215,145                          374,352
                                                                                                   ------------------
                                                                                                   ------------------
                                                                                                           1,185,602
                                                                                                   ------------------

Title Insurance - 1.4%
The First American Corp.                                                     14,750                          316,682
                                                                                                   ------------------

Wholesale - Professional & Commercial Equipment & Supplies - 1.0%
Global Imaging Systems, Inc. (a)                                             12,150                          238,262
                                                                                                   ------------------

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 0.8%
Lumenis LTD (a)                                                              28,400                          171,820
                                                                                                   ------------------

TOTAL COMMON STOCKS (Cost $39,878,303)                                                                    22,838,250
                                                                                                   ------------------


See accompanying notes which are an integral part of the financial statements.
      StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
      August 31, 2002

                                                                        Principal
                                                                          Amount                         Value
Money Market Securities - 2.0%
First American Prime Obligation Fund, 1.55% (b)
    (Cost $458,045)                                                         458,045                        $ 458,045
                                                                                                   ------------------

TOTAL INVESTMENTS - 100.9% (Cost $40,336,348)                                                             23,296,295
                                                                                                   ------------------
                                                                                                   ------------------
Liabilities in excess of other assets  - (0.9)%                                                             (206,144)
                                                                                                   ------------------
                                                                                                   ------------------
Total Net Assets - 100.0%                                                                               $ 23,090,151
                                                                                                   ==================

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2002.
(c) American Depositary Receipt.

See accompanying notes which are an integral part of the financial statements

StoneRidge Funds
Statement of Assets and Liabilities - August 31, 2002

                                                StoneRidge          StoneRidge          StoneRidge
                                                   Bond               Equity          Small Cap Growth
                                                   Fund                Fund                Fund
                                              --------------------------------------------------------
Assets:
Investments in securities at value               $ 22,968,121         $ 3,304,747        $ 23,296,295
  (cost $22,625,571, $4,538,028,
  and $40,336,348, respectively)
Receivable for fund shares sold                         2,166                 524                  19
Receivable for securities sold                              -              51,474             137,131
Receivable from Adviser                                18,767               6,443               4,176
Dividends receivable                                        -               2,702               1,108
Interest receivable                                   224,244                 117                 110
                                              ----------------   -----------------   -----------------
     Total assets                                  23,213,298           3,366,007          23,438,839
                                              ----------------   -----------------   -----------------

Liabilities:
Accrued investment advisory fee                         7,738               1,669              19,490
Payable for securities purchased                            -              33,045             310,564
Other payables and accrued expenses                    18,891              12,975              18,634
                                              ----------------   -----------------   -----------------
     Total liabilities                                 26,629              47,689             348,688
                                              ----------------   -----------------   -----------------

Net Assets:
Applicable to 2,305,118, 715,065,
and 6,138,102 outstanding, respectively          $ 23,186,669         $ 3,318,318        $ 23,090,151
                                              ================   =================   =================

Net Assets Consist of:
Capital paid-in                                    23,191,613           6,327,018          46,957,004
Accumulated undistributed net investment
  income (loss)                                          (464)              4,770                   -
Accumulated net realized gain
  (loss) on investments                              (347,030)         (1,780,189)         (6,826,800)
Net unrealized appreciation
  (depreciation) on investments                       342,550          (1,233,281)        (17,040,053)
                                              ----------------   -----------------   -----------------
                                                 $ 23,186,669         $ 3,318,318        $ 23,090,151
                                              ================   =================   =================

Net asset value and offering
  price per share                                     $ 10.06              $ 4.64              $ 3.76
                                              ================   =================   =================

Redemption price per share (a)                         $ 9.86              $ 4.55              $ 3.68
                                              ================   =================   =================


(a) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of the financial statements.
      StoneRidge Funds
Statement of Assets and Liabilities - August 31, 2002

                                                StoneRidge          StoneRidge          StoneRidge
                                                   Bond               Equity          Small Cap Growth
                                                   Fund                Fund                Fund
                                              --------------------------------------------------------
Assets:
Investments in securities at value               $ 22,968,121         $ 3,304,747        $ 23,296,295
  (cost $22,625,571, $4,538,028,
  and $40,336,348, respectively)
Receivable for fund shares sold                         2,166                 524                  19
Receivable for securities sold                              -              51,474             137,131
Receivable from Adviser                                18,767               6,443               4,176
Dividends receivable                                        -               2,702               1,108
Interest receivable                                   224,244                 117                 110
                                              ----------------   -----------------   -----------------
     Total assets                                  23,213,298           3,366,007          23,438,839
                                              ----------------   -----------------   -----------------

Liabilities:
Accrued investment advisory fee                         7,738               1,669              19,490
Payable for securities purchased                            -              33,045             310,564
Other payables and accrued expenses                    18,891              12,975              18,634
                                              ----------------   -----------------   -----------------
     Total liabilities                                 26,629              47,689             348,688
                                              ----------------   -----------------   -----------------

Net Assets:
Applicable to 2,305,118, 715,065,
and 6,138,102 outstanding, respectively          $ 23,186,669         $ 3,318,318        $ 23,090,151
                                              ================   =================   =================

Net Assets Consist of:
Capital paid-in                                    23,191,613           6,327,018          46,957,004
Accumulated undistributed net investment
  income (loss)                                          (464)              4,770                   -
Accumulated net realized gain
  (loss) on investments                              (347,030)         (1,780,189)         (6,826,800)
Net unrealized appreciation
  (depreciation) on investments                       342,550          (1,233,281)        (17,040,053)
                                              ----------------   -----------------   -----------------
                                                 $ 23,186,669         $ 3,318,318        $ 23,090,151
                                              ================   =================   =================

Net asset value and offering
  price per share                                     $ 10.06              $ 4.64              $ 3.76
                                              ================   =================   =================

Redemption price per share (a)                         $ 9.86              $ 4.55              $ 3.68
                                              ================   =================   =================


(a) The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of the financial statements.
      StoneRidge Funds

Statement of Operations
For the year ended August 31, 2002


                                               StoneRidge            StoneRidge           StoneRidge
                                                  Bond                 Equity            Small Cap Growth
                                                  Fund                  Fund                 Fund
                                             -----------------------------------------------------------
                                             -----------------------------------------------------------
Investment Income:
Interest                                         $ 1,309,461               $ 2,717             $ 14,070
Dividends                                                  -                46,475               45,477
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
     Total investment income                       1,309,461                49,192               59,547
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Expenses:
Investment advisory fees                              90,629                25,396              243,136
Administration fees                                   30,000                30,000               30,000
Pricing & bookkeeping fees                            30,033                21,100               30,282
Transfer agent fees                                   17,494                13,539               16,531
Registration fees                                      1,500                 1,500                2,620
Audit fees                                             6,613                 6,613                7,613
Custodian fees                                        10,216                 5,556               15,601
Legal fees                                             5,484                 6,000                5,000
Insurance                                              4,940                   874                4,149
Trustee fees                                           1,400                 1,400                1,400
Shareholder reports                                    1,000                 1,500                1,000
Miscellaneous fees                                     2,434                 1,998                6,197
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
Total expenses before reimbursement                  201,743               115,476              363,529
Fees waived by administrator                          (7,200)              (10,000)              (4,890)
Expenses reimbursed by adviser                       (45,835)              (67,352)             (59,268)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
Total operating expenses                             148,708                38,124              299,371
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Net Investment Income (Loss)                       1,160,753                11,068             (239,824)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Realized and Unrealized
  Gain (Loss) on Investments:
Net realized gain (loss) on
  investments                                       (339,432)           (1,727,367)          (5,190,449)
Net change in unrealized
  appreciation (depreciation) on
  investments                                       (363,518)                1,625           (8,213,419)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
Net realized and unrealized
  gain (loss) on investments                        (702,950)           (1,725,742)         (13,403,868)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Increase (Decrease) in Net
  Assets from Operations                           $ 457,803          $ (1,714,674)       $ (13,643,692)
                                             ================     =================    =================
                                             ================     =================    =================

See accompanying notes which are an integral part of the financial statements.
      StoneRidge Funds
Statement of Changes in Net Assets

                                                StoneRidge                                     StoneRidge
                                                Bond Fund                                     Equity Fund
                                             -----------------------------------    ---------------------------------
                                             -----------------------------------    ---------------------------------

                                                   Year              Year                Year             Year
                                                  Ended              Ended              Ended             Ended
                                                 08/31/02          08/31/01            08/31/02         08/31/01
                                             -----------------------------------    ---------------------------------
                                             -----------------------------------    ---------------------------------

Operations:
Net investment income gain (loss)                 $ 1,160,753       $ 1,183,134           $ 11,068           $ 5,353
Net realized gain (loss) on investments              (339,432)          297,404         (1,727,367)          472,910
Net change in unrealized appreciation
  (depreciation) on investments                      (363,518)          646,453              1,625        (2,021,359)
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------
Increase (decrease) in net assets
   from operations                                    457,803         2,126,991         (1,714,674)       (1,543,096)
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------

Dividends and Distributions
   to Shareholders:
From net investment income                         (1,171,910)       (1,173,579)            (6,370)          (11,717)
From net realized gains                              (190,361)                -           (234,869)       (1,149,845)
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------
Total distributions                                (1,362,271)       (1,173,579)          (241,239)       (1,161,562)
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------

Capital Share Transactions:
Proceeds from shares sold                           4,972,775         5,584,082          1,417,012         2,461,809
Reinvestment of dividends                           1,362,271         1,173,579            241,239         1,161,562
Share redeemed                                     (4,058,722)       (4,748,706)        (1,193,398)       (1,922,284)
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------
Net increase (decrease) in net assets from
   capital transactions                             2,276,324         2,008,955            464,853         1,701,087
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------

Total increase (decrease) in net assets             1,371,856         2,962,367         (1,491,060)       (1,003,571)

Net Assets:
Beginning of period                                21,814,813        18,852,446          4,809,378         5,812,949
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------
End of period                                    $ 23,186,669      $ 21,814,813        $ 3,318,318       $ 4,809,378
                                             =================  ================    ===============  ================
                                             =================  ================    ===============  ================

Accumulated undistributed net
  investment income (loss) included
  in net assets at end of period                       $ (464)         $ 10,693            $ 4,770              $ 72
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------

Capital Share Transactions:
Shares sold                                           484,010           543,090            236,611           274,503
Shares issued on reinvestment
  of dividends                                        133,318           114,298             36,440           133,207
Share redeemed                                       (396,746)         (462,157)          (200,778)         (189,818)
                                             -----------------  ----------------    ---------------  ----------------
                                             -----------------  ----------------    ---------------  ----------------

Net increase (decrease) from
   capital transactions                               220,582           195,231             72,273           217,892
                                             =================  ================    ===============  ================
                                             =================  ================    ===============  ================




See accompanying notes which are an integral part of the financial statements.

StoneRidge Funds
Statement of Changes in Net Assets - continued

                                                        StoneRidge
                                                   Small Cap Growth Fund
                                             -----------------------------------
                                             -----------------------------------

                                                   Year              Year
                                                  Ended              Ended
                                                 08/31/02          08/31/01
                                             -----------------------------------
                                             -----------------------------------

Operations:
Net investment income (loss)                       $ (239,824)       $ (192,758)
Net realized gain (loss) on investments            (5,190,449)          (37,431)
Net change in unrealized appreciation
  (depreciation) on investments                    (8,213,419)       (9,133,619)
                                             -----------------  ----------------
                                             -----------------  ----------------
Increase (decrease) in net assets
  from operations                                 (13,643,692)       (9,363,808)
                                             -----------------  ----------------
                                             -----------------  ----------------

Dividends and Distributions
   to Shareholders:
From net investment income                                  -                 -
From net realized gains                                     -        (7,158,286)
                                             -----------------  ----------------
                                             -----------------  ----------------
Total distributions                                         -        (7,158,286)
                                             -----------------  ----------------
                                             -----------------  ----------------

Capital Share Transactions:
Proceeds from shares sold                          19,317,221        27,497,893
Reinvestment of dividends                                   -         6,703,020
Share redeemed                                     (3,365,498)      (15,943,636)
                                             -----------------  ----------------
                                             -----------------  ----------------
Net increase (decrease) in net assets from
   capital transactions                            15,951,723        18,257,277
                                             -----------------  ----------------
                                             -----------------  ----------------

Total increase (decrease) in net assets             2,308,031         1,735,183
                                             -----------------  ----------------
                                             -----------------  ----------------

Net Assets:
Beginning of period                                20,782,120        19,046,937
                                             -----------------  ----------------
                                             -----------------  ----------------
End of period                                    $ 23,090,151      $ 20,782,120
                                             =================  ================
                                             =================  ================

Accumulated undistributed net
  investment income (loss) included
  in net assets at end of period                          $ -               $ -
                                             -----------------  ----------------
                                             -----------------  ----------------

Capital Shares Transactions:
Shares sold                                         3,406,707         2,812,232
Shares issued on reinvestment
   of dividends                                             -           968,644
Shares redeemed                                      (690,852)       (1,478,534)
                                             -----------------  ----------------
                                             -----------------  ----------------

Net increase (decrease) from
   capital transactions                             2,715,855         2,302,342
                                             =================  ================
                                             =================  ================


See accompanying notes which are an integral part of the financial statements.

StoneRidge Funds
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                         StoneRidge
                                                                          Bond Fund
                                                       --------------------------------------------------
                                                       --------------------------------------------------

                                                           Year              Year           For the Period
                                                          Ended             Ended              Ended
                                                         8/31/02           8/31/01          8/31/00 (a)
                                                       -------------    ---------------------------------
                                                       -------------    ---------------------------------

Net Asset Value, beginning of period                        $ 10.47             $ 9.98           $ 10.00
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Income from Investment Operations:
Net investment income (loss)                                   0.53               0.60              0.52
Net realized and unrealized gain
  (loss) on investments                                       (0.32)              0.48             (0.02)
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------
Total from investment operations                               0.21               1.08              0.50
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Less Distributions:
From net investment income                                    (0.53)             (0.59)            (0.52)
From realized capital gains                                   (0.09)              0.00              0.00
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------
Total distributions                                           (0.62)             (0.59)            (0.52)
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Net Asset Value, end of period                              $ 10.06            $ 10.47            $ 9.98
                                                       =============    ===============    ==============
                                                       =============    ===============    ==============

Total Return                                                  2.00%             11.16%             5.21% (b)

Ratios/Supplemental Data:
Net assets, end of period (000)                            $ 23,187           $ 21,815          $ 18,852
Ratio of expenses to average net assets                       0.65%              0.65%             0.65% (c)
Ratio of expenses to average net assets
  before waivers and reimbursements                           0.89%              0.91%             0.93% (c)
Ratio of net investment income (loss)
  to average net assets                                       5.11%              5.85%             5.88% (c)
Ratio of net investment income (loss) to average
  net assets before waivers and reimbursements                4.88%              5.60%             5.59% (c)
Portfolio turnover                                           63.00%             66.33%           137.78%


(a) For the period October 13, 1999 (commencement of operations) to August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.


See accompanying notes which are an integral part of the financial statements.

StoneRidge Funds
Financial Highlights - continued

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                          StoneRidge
                                                                          Equity Fund
                                                       --------------------------------------------------
                                                       --------------------------------------------------

                                                           Year              Year           For the Period
                                                          Ended             Ended              Ended
                                                         8/31/02           8/31/01          8/31/00 (a)
                                                       -------------    ---------------------------------
                                                       -------------    ---------------------------------

Net Asset Value, beginning of period                         $ 7.48            $ 13.68           $ 10.00
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Income from Investment Operations:
Net investment income (loss)                                   0.02               0.01              0.03
Net realized and unrealized gain
  (loss) on investments                                       (2.50)             (3.10)             3.66
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------
Total from investment operations                              (2.48)             (3.09)             3.69
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Less Distributions:
From net investment income                                    (0.01)             (0.03)            (0.01)
From realized capital gains                                   (0.35)             (3.08)             0.00
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------
Total distributions                                           (0.36)             (3.11)            (0.01)
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Net Asset Value, end of period                               $ 4.64             $ 7.48           $ 13.68
                                                       =============    ===============    ==============
                                                       =============    ===============    ==============

Total Return                                                 (34.63)%           (25.80)%          36.93% (b)

Ratios/Supplemental Data:
Net assets, end of period (000)                             $ 3,318            $ 4,809           $ 5,813
Ratio of expenses to average net assets                       0.90%              0.90%             0.90% (c)
Ratio of expenses to average net assets
  before waivers and reimbursements                           2.73%              2.39%             2.44% (c)
Ratio of net investment income (loss)
  to average net assets                                       0.26%              0.10%             0.26% (c)
Ratio of net investment income (loss) to average
  net assets before waivers and reimbursements                (1.56)%            (1.38)%           (1.28)(c)
Portfolio turnover                                           51.64%            105.93%           127.80%


(a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.


See accompanying notes which are an integral part of the financial statements.

StoneRidge Funds
FINANCIAL HIGHLIGHTS - continued

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                             StoneRidge
                                                                       Small Cap Growth Fund
                                                       --------------------------------------------------
                                                       --------------------------------------------------

                                                           Year              Year           For the Period
                                                          Ended             Ended              Ended
                                                         08/31/02          08/31/01         8/31/00 (a)
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Net Asset Value, beginning of period                         $ 6.07            $ 17.01           $ 10.00
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Income from Investment Operations:
Net investment income (loss)                                  (0.05)             (0.07)            (0.09)
Net realized and unrealized gain
  (loss) on investments                                       (2.26)             (5.57)             7.24
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------
Total from investment operations                              (2.31)             (5.64)             7.15
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Less Distributions:
From net investment income                                     0.00               0.00             (0.01)
From realized capital gains                                    0.00              (5.30)            (0.13)
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------
Total distributions                                            0.00              (5.30)            (0.14)
                                                       -------------    ---------------    --------------
                                                       -------------    ---------------    --------------

Net Asset Value, end of period                               $ 3.76             $ 6.07           $ 17.01
                                                       =============    ===============    ==============
                                                       =============    ===============    ==============

Total Return                                                 (38.06)%           (36.96)%          71.94% (b)

Ratios/Supplemental Data:
Net assets, end of period (000)                            $ 23,090           $ 20,782          $ 19,047
Ratio of expenses to average net assets                       1.25%              1.25%             1.25% (c)
Ratio of net investment income
  to average net assets                                       1.52%              1.53%             1.78% (c)
Ratio of expenses to average net assets
  before waivers and reimbursements                           (1.00)%            (0.91)%           (0.70)(c)
Ratio of net investment income (loss) to average
  net assets before waivers and reimbursements                (1.27)%            (1.19)%           (1.23)(c)
Portfolio turnover                                           71.97%            146.06%           233.01%


(a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.

See accompanying notes which are an integral part of the financial statements.

                                StoneRidge Funds
                          Notes to Financial Statements
                                 August 31, 2002


NOTE 1.  ORGANIZATION

The StoneRidge Equity Fund (the "Equity Fund"), the StoneRidge Small Cap Growth Fund (the "Small Cap Growth Fund"), and the StoneRidge Bond Fund (the "Bond Fund") (each a "Fund" or collectively the "Funds") were organized as diversified series of the AmeriPrime Advisors Trust (the "Trust") on August 3, 1999 and commenced operations on October 1, 1999 for the Equity Fund and Small Cap Growth Fund and October 13, 1999 for the Bond Fund. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board of Trustees. The Equity Fund's investment objective is to provide capital appreciation over the long term. The Small Cap Growth Fund's investment objective is to provide capital growth over the long term. The Bond Fund's investment objective is to provide income consistent with preservation of capital.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Adviser, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Federal Income Taxes - Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.


                                StoneRidge Funds
                          Notes to Financial Statements
                           August 31, 2002 - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - Each Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year. The Equity and Small Cap Growth Funds typically distribute substantially all of their net investment income in the form of dividends to shareholders annually. The Bond Fund typically declares substantially all of its net investment income as dividends to its shareholders on a monthly basis and pays such dividends monthly. Each Fund typically distributes it net long term capital gains and its net short term capital gains annually.

Other - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital for the Small Cap Growth Fund.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser is StoneRidge Investment Partners, L.L.C., 7 Great Valley Parkway, Suite 290, Malvern, PA 19355. Philip H. Brown II, CFA, Daniel H. Cook, Lester Rich, CFA, Joseph E. Stocke, CFA, and Christopher A. Thorsheim are the controlling members of the Adviser.

Under the terms of the management agreement (the "Agreement"), the Adviser manages each Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Adviser a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: Equity Fund, 0.60%; Small Cap Growth Fund, 1.00%; Bond Fund, 0.40%. For the year ended August 31, 2002, the Adviser earned a fee of $90,629 from the Bond Fund, $25,396 from the Equity Fund, and $243,136 from the Small Cap Growth Fund.

The Adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2002 to maintain each Fund's total operating expenses, as a percentage of average daily net assets, as follows: Equity Fund, 0.90%; Small Cap Growth Fund, 1.25%; and Bond Fund, 0.65%. For the year ended August 31, 2002, the Adviser reimbursed expenses of $45,835 for the Bond Fund, $67,352 for the Equity Fund, and $59,268 for the Small Cap Growth Fund.

Each Fund retains Unified Fund Services, Inc. (Unified) to manage the Fund's business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from each Fund equal to an annual average rate of 0.10% of the Fund's average daily net assets up to $50 million dollars, 0.075% of the Fund's average daily net assets from $50 million to $100 million and 0.050% of the Fund's average daily net assets over $100 million (subject to a $2,500 minimum monthly fee). For the year ended August 31, 2002, Unified was entitled to fees of $30,000 for administrative services provided to the Bond Fund, $30,000 for administrative services provided to the Equity Fund, and $30,000 for administrative services provided to the Small Cap Growth Fund. Unified has voluntarily agreed to waive a portion of its fees for each Fund. For the year ended August 31, 2002, Unified waived fees of $7,200 for the Bond Fund, $10,000 for the Equity Fund and $4,890 for the Small Cap Growth Fund. There is no assurance that such waivers will continue in the future. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

                                StoneRidge Funds
                          Notes to Financial Statements
                           August 31, 2002 - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Funds retain Unified to act as each Fund's transfer agent and to provide each Fund with fund accounting services. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund). For the year ended August 31, 2002, Unified received fees of $17,494 for transfer agent services provided to the Bond Fund, $13,539 for transfer agent services provided to the Equity Fund, and $16,531 for transfer agent services provided to the Small Cap Growth Fund. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.0275% of each Fund's assets up to $100 million, 0.0250% of each Fund's assets from $100 million to $300 million, and 0.0200% of each Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the year ended August 31, 2002, Unified received fees of $30,033 for fund accounting services provided to the Bond Fund, $21,100 for fund accounting services provided to the Equity Fund, and $30,282 for fund accounting services provided to the Small Cap Growth Fund.

The Funds retain Unified Financial Securities, Inc. to act as the principal distributor of each Fund's shares. A Trustee and officer of the Trust may be deemed to be an affiliate of Unified Financial Securities, Inc. There were no payments made to Unified Financial Securities, Inc. for the year ended August 31, 2002. Unified Fund Services, Inc. and Unified Financial Securities, Inc. are wholly-owned subsidiaries of Unified Financial Services, Inc.


NOTE 4.  INVESTMENTS

Bond Fund. For the year ended August 31, 2002, purchases and sales of investment securities, other than short term investments, aggregated $12,748,242 and $11,633,403 respectively. As of August 31, 2002, the gross unrealized appreciation for all securities totaled $625,240 and the gross unrealized depreciation for all securities totaled $282,690 for a net unrealized appreciation of $342,550. The aggregate cost of securities for federal income tax purposes at August 31, 2002 was $22,625,571.

Equity Fund. For the year ended August 31, 2002, purchases and sales of investment securities, other than short term investments, aggregated $2,348,634 and $2,115,947, respectively. As of August 31, 2002, the gross unrealized appreciation for all securities totaled $97,219 and the gross unrealized depreciation for all securities totaled $1,332,732 for a net unrealized depreciation of $1,235,513. The aggregate cost of securities for federal income tax purposes at August 31, 2002 was $4,540,260. The difference between book cost and tax cost consists of wash sales in the amount of $2,232.

Small Cap Growth Fund. For the year ended August 31, 2002, purchases and sales of investment securities, other than short term investments, aggregated $32,434,176 and $16,612,292, respectively. As of August 31, 2002, the gross unrealized appreciation for all securities totaled $337,357 and the gross unrealized depreciation for all securities totaled $17,705,990 for a net unrealized depreciation of $17,368,633. The aggregate cost of securities for federal income tax purposes at August 31, 2002 was $40,664,928. The difference between book cost and tax cost consists of wash sales in the amount of $328,580.


NOTE 5. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
                                StoneRidge Funds
                          Notes to Financial Statements
                           August 31, 2002 - continued


NOTE 6. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2002, First Union National Bank held 98.94% of the Bond Fund in an omnibus account for the benefit of others. As of August 31, 2002, First Union National Bank held 70.50% of the Equity Fund in an omnibus account for the benefit of others. As of August 31, 2002, Charles Schwab & Company held 29.82% of the Small Cap Growth Fund in an omnibus account for the benefit of others.


NOTE 7. LOSS CARRYFORWARDS

Bond Fund. At August 31, 2002, the Bond Fund had available for federal tax purposes an unused capital loss carryforward of $3,493, which expires in 2010. The Bond Fund has elected to defer Post-October capital losses of $335,939.

Equity Fund. At August 31, 2002, the Equity Fund had available for federal tax purposes an unused capital loss carryforward of $123,468, which expires in 2010. The Equity Fund has elected to defer Post-October capital losses of $1,629,421.

Small Cap Growth Fund. At August 31, 2002, the Small Cap Growth Fund had available for federal tax purposes an unused capital loss carryforward of $830,625, which expires in 2010. The Small Cap Growth Fund has elected to defer Post-October capital losses of $4,273,812.

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. DISTRIBUTION TO SHAREHOLDERS

Bond Fund. On December 12, 2001, a distribution of $0.09 was declared. The dividend was paid on December 13, 2001, to shareholders of record on December 12, 2001. In addition, the Fund paid monthly distributions of net investment income totaling $0.53.

The tax character of distributions paid during fiscal years 2002 and 2001 was as follows.

Distributions paid from:                      2002                2001
                                         ----------------    ----------------
        Ordinary income                      $ 1,171,910         $ 1,173,579
        Short-term Capital Gain                        -                   -
        Long-term Capital Gain                   190,361                   -
                                         ----------------    ----------------
                                         ----------------    ----------------
                                             $ 1,362,271         $ 1,173,579
                                         ================    ================

                                StoneRidge Funds
                          Notes to Financial Statements
                           August 31, 2002 - continued


NOTE 8. DISTRIBUTION TO SHAREHOLDERS- continued

Equity Fund. On December 12, 2001, a distribution of $0.36 was declared. The dividend was paid on December 13, 2001, to shareholders of record on December 12, 2001.

The tax character of distributions paid during fiscal years 2002 and 2001 was as follows.

Distributions paid from:                  2002                2001
                                     ---------------     ----------------
        Ordinary income                     $ 6,370             $ 11,717
        Short-term Capital Gain             150,435            1,145,479
        Long-term Capital Gain               84,434                4,366
                                     ---------------     ----------------
                                     ---------------     ----------------
                                          $ 241,239          $ 1,161,562
                                     ===============     ================

Small Cap Growth Fund. There were no distributions during the fiscal year ended August 31, 2002.

The tax character of distributions paid during fiscal years 2002 and 2001 was as follows.

Distributions paid from:                    2002                2001
                                       ---------------     ----------------
        Ordinary income                             -                    -
        Short-term Capital Gain                     -          $ 7,158,286
        Long-term Capital Gain                      -                    -
                                       ---------------     ----------------
                                       ---------------     ----------------
                                                    -          $ 7,158,286
                                       ===============     ================


As of August 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                                                                                     Small Cap
                                              Bond Fund         Equity Fund         Growth Fund
                                            ---------------    ---------------   -------------------
Undistributed ordinary
     income/(accumulated losses)                 $ (89,688)        $ (158,161)         $ (1,995,644)
Undistributed long-term capital
     gain/(accumulated losses)                      78,133            (13,359)             (471,332)
Unrealized appreciation/(depreciation)               6,611         (2,837,180)          (21,399,877)
                                            ---------------    ---------------   -------------------
                                            ---------------    ---------------   -------------------
                                                  $ (4,944)      $ (3,008,700)        $ (23,866,853)
                                            ===============    ===============   ===================

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the deferral of Post-October losses.

                    Information Regarding Trustees and Officers

         The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Mark W. Muller                                           Trustee         Trustee since 1999             35
5016 Cedar River Tr.
Fort Worth, Texas 76137
Year of Birth:  1964
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
President of JAMAR  Resources,  Inc., a  manufacturers  representative                      None
firm,  September  2001 to present.  Account  Manager for SCI,  Inc., a custom  manufacturer,  from  April  2000 to  September  2001.  Account
Manager for Clarion Technologies,  a manufacturer of automotive, heavy truck,  and  consumer  goods,  from 1996 to April  2000.  From 1986 to
1996, an engineer for Sicor, a telecommunication hardware company.
----------------------------------------------------------------------- ----------------------------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of           in Fund Complex**
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee
--------------------------------------------------- ------------------- --------------------- ------------------------
Gary E. Hippenstiel                                      Trustee         Trustee since 1995             17
600 Jefferson Street
Suite 350
Houston, TX  77002
Year of Birth:  1947
----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trust None
Company since 1992; President and Director of Heritage Trust Company from
1994-1996; Vice President and Manager of Investments of Kanaly Trust Company
from 1988 to 1992.
--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                     Position(s) Held        Length of            in Fund Complex
              Name, Age and Address                     with Trust          Time Served         Overseen by Trustee

--------------------------------------------------- ------------------- --------------------- ------------------------
Richard J. Wright, Jr.                                   Trustee         Trustee since 1999             35
13532 N. Central Expressway
MS 3800
Dallas, Texas 75243
Year of Birth:  1962
--------------------------------------------------- ------------------- --------------------- ------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Various positions with Texas Instruments,  a technology company, since                      None
1985,  including the  following:  Program  Manager for  Semi-Conductor
Business Opportunity  Management System, 1998 to present;  Development
Manager for web-based interface,  1999 to present; Systems Manager for
Semi-Conductor  Business Opportunity  Management System, 1997 to 1998;
Development  Manager for Acquisition  Manager,  1996-1997;  Operations
Manager for Procurement Systems, 1994-1997.
----------------------------------------------------------------------- ----------------------------------------------

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) In         Length of           in Fund Complex**
              Name, Age and Address                   Fund Complex**        Time Served         Overseen by Trustee
---------------------------------------------- ------------------- --------------------- ------------------------
Kenneth D. Trumpfheller*                            President,              Trustee and                 35
1725 E. Southlake Blvd.                             Secretary and       President since 1995
Suite 200                                           Trustee             Secretary since 2000
Southlake, Texas  76092
Year of Birth:  1958

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------

President and Managing  Director of Unified Fund  Services,  Inc., the                      None
Fund's  transfer  agent,  fund  accountant  and  administrator,  since
October  2000.  President,   Treasurer  and  Secretary  of  AmeriPrime
Financial  Services,  Inc., a fund  administrator,  (which merged with
Unified  Fund  Services,   Inc.)  from  1994  through   October  2000.
President,   Treasurer   and   Secretary   of   AmeriPrime   Financial
Securities,  Inc., the Trust's distributor through December 2000, from
1994 through December 2000.

--------------------------------------------------- ------------------- --------------------- ------------------------
                                                                                               Number of Portfolios
                                                      Position(s) in         Length of           in Fund Complex**
              Name, Age and Address                    Fund Complex         Time Served         Overseen by Trustee

--------------------------------------------------- ------------------- --------------------- ------------------------
Robert A. Chopyak                                   Treasurer      and   Treasurer and CFO              N/A
1725 E. Southlake Blvd.                             Chief    Financial       since 2000
Suite 200                                           Officer
Southlake, Texas  76092
Year of Birth:  1968
--------------------------------------------------- ------------------- --------------------- ------------------------

----------------------------------------------------------------------- ----------------------------------------------
              Principal Occupations During Past 5 Years                      Other Directorships Held by Trustee
----------------------------------------------------------------------- ----------------------------------------------
Assistant  Vice-President of Financial  Administration of Unified Fund                      None
Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Services,  Inc.  from  February  2000 to August  2000.  Self-employed, performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
----------------------------------------------------------------------- ----------------------------------------------

*Mr. Trumpfheller in an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is a registered principal of the Trust's distributor.

**As of December 31, 2001, the term "Fund Complex" refers to AmeriPrime Funds and AmeriPrime Advisors Trust.

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-441-6978.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Trustees
StoneRidge Bond Fund
StoneRidge Equity Fund
StoneRidge Small Cap Growth Fund
(series' of AmeriPrime Advisors Trust)


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the StoneRidge Funds (comprising, respectively, the StoneRidge Bond Fund, StoneRidge Equity Fund, and StoneRidge Small Cap Growth Fund), as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective portfolios constituting the StoneRidge Funds as of August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 12, 2002